Allmerica Financial Services
----------------------------
           DECEMBER 31, 1999

                                   [GRAPHIC]


                                 Annual Report

                               .  Allmerica IRA

                                     1999

                         [LOGO OF ALLMERICA FINANCIAL]

Table of Contents

General Information .................................................    2

A Letter from the President .........................................    3

Performance Disclosure ..............................................    4

Domestic & International Equity Market Overview .....................    6
Select Aggressive Growth Fund .......................................    8
Select International Equity Fund ....................................    9
Growth Fund .........................................................   10
Equity Index Fund ...................................................   11

Bond & Money Market Overview ........................................   12
Investment Grade Income Fund ........................................   14
Government Bond Fund ................................................   15
Money Market Fund ...................................................   16

Financials ..........................................................   F-1

See Client Notices on page F-45

A particular Fund may not be available under the group variable annuity which you have chosen. Inclusion in this annual report of a Fund which is not available under your policy is not to be considered a solicitation.

General Information


Officers of First Allmerica Financial Life Insurance Company

John F. O'Brien, President, CEO
Edward J. Parry, III, Vice President, CFO and Treasurer
Abigail M. Armstrong, Secretary and Counsel

Investment Manager
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 01653

General Distributor
Allmerica Investments, Inc.
440 Lincoln Street, Worcester, MA 01653

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

Administrator and Custodian
Investors Bank & Trust Company
200 Clarendon Street, Boston, MA 02116

Legal Counsel
Ropes & Gray
One International Place, Boston, MA 02110

Officers of Allmerica Investment Trust (AIT)
Richard M. Reilly, President
Paul T. Kane, Treasurer
George M. Boyd, Secretary

Board of Trustees of AIT
John F. O'Brien, Chairman
P. Kevin Condron1
Cynthia A. Hargadon1
Gordon Holmes1
John P. Kavanaugh
Bruce E. Langton1
Attiat F. Ott1
Richard M. Reilly
Ranne P. Warner1

Investment Sub-Advisers
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653
  Equity Index Fund
  Investment Grade Income Fund
  Government Bond Fund
  Money Market Fund

Bank of Ireland Asset Management (U.S.) Limited
U.S. Offices: 20 Horseneck Lane, Greenwich, CT 06830
Main Offices: 26 Fitzwilliam Place, Dublin 2, Ireland
  Select International Equity Fund

Miller Anderson & Sherrerd, LLP
One Tower Bridge, West Conshohocken, PA 19428
  Growth Fund

Nicholas-Applegate Capital Management, L.P.
600 West Broadway - Suite 2900, San Diego, CA 92101
  Select Aggressive Growth Fund

1 Independent Trustees

A Letter from the President

[PHOTO]

Dear Client:

1999 was yet another strong year in the U.S equity market. The S&P 500 Index and the Dow Jones Industrial Average both enjoyed their fifth consecutive year of double-digit gains--an unprecedented event. While these returns were impressive, the real story of the year was the NASDAQ Index with its 85.6% return. Led by high-flying internet and other technology stocks, the NASDAQ increased as no other U.S. stock index has before as investors preferred to buy its high-growth, high-priced stocks, regardless of the earnings of the underlying companies. Internationally, emerging markets rebounded sharply after a disappointing 1998. The MSCI EAFE Index, which measures the performance of developed markets overseas, beat the returns of the S&P 500 for the first time since 1993. Based on the index the U.S. bond market had its worst annual performance since 1994 as the Federal Reserve increased interest rates in order to counteract potentially inflationary growth.

We at Allmerica take a long-term, institutional approach to investing. This means that we hire money managers with strong organizations, solid long-term historical investment performance and a disciplined investment process. These managers use fundamental analysis to uncover the companies with good earnings prospects over the long term, not just the next quarter. In high-momentum or speculative markets, we do not expect to have one of the "hot" funds. It was interesting to note that in 1999, the stock prices of those companies in the Russell 2000 and Russell Midcap Indices that lost money significantly outperformed those that produced positive earnings. While most of our investment managers performed well or in line with their benchmarks over the year, some of our managers with a value tilt to their investment style had a harder time due to the market's preference for high-growth stocks. In contrast, our growth-oriented stock funds did quite well. International stock funds were also affected by the same high-growth theme as U.S. stock funds. Those funds with a growth tilt faired better than those more concerned with value.

Our Manager of Managers approach to investing involves constant monitoring of our managers, focusing on their performance over the longer term. This means that occasionally we will replace a manager if necessary. On April 1, 1999, we replaced the sub-advisor for the Select Growth & Income Fund by hiring J.P. Morgan. While this was not an easy decision, the Investment Operations Committee felt that this was appropriate in order to continue to bring you the best array of investment managers. As always, we continue to carefully monitor the fund managers through our rigorous evaluation process and will make changes as we see fit.

We encourage you to work closely with your financial advisor to build a diversified portfolio that helps you achieve your long-term goals while helping protect you from the unpredictable nature of an ever-changing investment arena.

On behalf of the Board of Trustees,

/s/ John F. O'Brien

John F. O'Brien

Chairman of the Board

Allmerica Financial Life Insurance and Annuity Company

Performance Disclosure


Allmerica IRA
Average Annual Total Returns as of 12/31/99

Total returns for the fund options shown in this report do not reflect fees charged on the separate account level. Refer to the disclosure of the specific product for such fee information.

For more information about the performance of the underlying funds, see the Performance Reviews beginning on page 8.


Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more than their original cost.

Overview

Domestic & International Equity Market Overview

1995: Favorable economic conditions result in large gains for the U.S. equity markets. Europe turns in strongest performance of international equity markets.

1996: Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.

1997: Robust economic growth, declining interest rates and low unemployment produce a third consecutive year of unprecedented gains for the U.S. stock market.

1998: Worldwide economic problems cause considerable volatility for stocks. Yet, the market posts its fourth consecutive year of double-digit gains.

1999: Booming technology and internet stocks help drive the DOW and NASDAQ to record highs. Investors flock to large-cap stocks. The Fed hikes interest rates in an effort to help slow the economy and prevent inflation.

For equity investors, 1999 was a year of global economic recovery, NASDAQ and Dow records, concentrated stock performance, and the largest disparity between growth and value investing ever.

The past year capped the best decade ever for U.S. stock investors. The U.S. equity market, as measured by the Standard & Poor's 500 Index, delivered double-digit returns, despite moderately higher inflation, three Federal Reserve interest rate hikes, and Y2K concerns.

The U.S. stock market ended the year posting all-time highs as the Dow Jones Industrial Average climbed to a record 11,497.12, finishing the year up 25% and the S&P 500 climbed to a record 1,469.25 for the year, ending 21% higher. The NASDAQ Composite Index had the largest one-year gain ever for a U.S. stock index, closing at 4,069.31 and ending nearly 86% higher. While the capitalization-weighted NASDAQ Index was a stellar performer, 48% of its constituents lost money, further illustrating how performance was driven by a small number of well-performing stocks.

1999 proved to be a challenge for value investors everywhere and featured the greatest disparity in performance between value and growth investing styles ever. The Russell 2500 Growth Index, for example, outperformed the Russell 2500 Value Index by an astounding 54%. One study actually showed that stocks with no earnings were up an average of 52% for the year while those with earnings were down an average of 2%.

Large-capitalization growth stocks led the markets during the first three months of the year. Preferences reversed temporarily in April towards value stocks when fears of inflation emerged as the economy showed considerable strength. Correspondingly, cyclicals registered strong relative earnings growth as stocks weakened. Third-quarter markets later narrowed, with large-cap growth stocks once again taking the lead.

During the final quarter of 1999, investors focused on a narrow group of outperforming stocks in the telecommunications, technology, and Internet sectors. By far, the biggest story of the year was the fourth-quarter rush towards these

                                  [TIMELINE]

1999  JAN

Brazil devalues its currency; fears that a Brazilian "contagion" would emerge failed to materialize.Greater price and currency stability enable interest rates to fall in Latin America and Asia.

FEB

MAR

[GRAPHIC]

Japan begins its slow economic recovery,thanks largely to falling interest rates,fiscal stimulus policies,and foreign investments.

APR

Growth sectors of the market weaken, over fears that the recovery of worldwide economies would lead to higher interest rates. Small-and mid-cap stocks experience a revival as investors renew their interest in attractively valued securities within the broader market.

MAY

[GRAPHIC]

In an effort to prevent inflation, the U.S.Federal Reserve raises interest rates 0.25%. European markets rally once the Fed decides to loosen its tightening bias in favor of a neutral interest rate position.

JUN

Domestic & International Equity Market Overview

so-called "New Economy" issues. In addition, hundreds of companies in these sectors went public with little or no revenues, scant earnings, and tenuous cash flow prospects.

Historically, the technology sector is cyclical and has a high failure rate. As many market experts warn, today's darlings, with their unrealistic valuations, could well be tomorrow's disasters. It will be interesting to see if the Old Economy stocks, which drifted over the past year, can successfully adapt their business models to compete in this e-commerce, Internet-driven market.

Throughout the year, most non-U.S. world equity markets continued to grow and improve, registering exceptional gains during the final quarter of 1999. The year began with the January devaluation of the Brazilian real, which was initially expected to have negative ripple effects in Latin America and emerging markets in general. These concerns turned out to be unfounded as IMF fundings, interest rate reductions, and better fiscal discipline attracted investors back to Brazil and the rest of Latin America.

In Asia, Japan steadily emerged from a nine-year bear market, spurred primarily by foreign investments, which caused its stock market and the yen to rise sharply. At the end of the year, the Japanese market index return was up by more than 55% from 1998, despite underperformance against other Asian regions during the fourth quarter.

Elsewhere in Asia, economies recorded strong growth and performance during 1999, with exports and falling interest rates providing the major stimuli. In Hong Kong for example, the equity market increased by nearly 60% for the year.

After weak performance in the early part of the year, European and UK equities had modest gains during the fourth quarter. Increased consumer confidence, as well as lower unemployment and inflation, were responsible for most of this improvement. The euro's inaugural year, unfortunately, was disappointing. The currency fell almost 18%.

Looking ahead, the picture appears to be bright for 2000. For the first time since 1996, there are no major regions of the world in recession. Consumer confidence is high and inflation is close to a 30-year low.

The U.S. is approaching the longest expansion in its history. Europe appears to be stable, weakness in the euro notwithstanding. Asian-Pacific and Latin American economies are expected to continue growing. The only concern is in Japan, where a continued rising yen could pose a potential problem and threaten the sustainability of economic recovery.

As worldwide economic improvement continues, it is expected that interest rates will keep rising moderately. Inflation remains the key issue affecting the domestic economy and financial markets. Although the inflation outlook in the U.S. at this time appears relatively benign, the Fed's major concerns remain excessive growth in the U.S. economy and the 30-year low unemployment level, both of which it sees as potentially inflationary.

With continued economic improvement around the world, investors will likely begin to broaden their horizons, looking beyond overpriced global growth stocks in the technology and Internet sectors and exploring high-quality companies that trade at more attractive valuations.

                                  [TIMELINE]

JUL
Investors turn away from small- and mid-cap stocks. Large-cap growth issues once again take center stage,where they will remain for the rest of the year.

                                   [GRAPHIC]

AUG
Inflation fears resurface as the U.S.economy continues to grow and the nation's unemployment figure approaches an almost 30-year low.The Fed responds by raising interest rates another 0.25%.

SEP
The gap in performance between growth and value investing continues to widen.By year-end,the Russell 2500 Growth Index has outperformed the Russell 2500 Value Index by an unheard-of 54%.

                                   [GRAPHIC]

OCT
Stocks in the high-performing technology sector begin their unprecedented fourth-quarter dominance of the world's equity markets.

NOV
With the booming U.S. economy showing no signs of a slowdown,the Fed announces its third and final interest rate hike of 0.25%.

The Dow Jones Industrial Average,S&P 500,and NASDAQ Composite Index finish an already-impressive year by posting record gains.
DEC

Select Aggressive Growth Fund

The Select Aggressive Growth Fund returned 38.66% for the period ended December 31, 1999, outperforming the Russell 2500 Index's return of 24.15%.

1999 capped the best decade ever for U.S. stock investors. The market posted all-time highs as the Dow Jones Industrial Average climbed to a record 11,497.12, finishing up 25%. The NASDAQ Composite Index had the largest one-year gain ever for a U.S. stock index, closing at 4,069.31, ending nearly 86% higher.

In the fourth quarter, Fund holdings within the technology, financial services, consumer services and commercial/industrial services sectors were primary contributors to performance. Technology holdings in the software, telecommunications equipment and computers/office automation industries helped performance. Stock selection in retail trade and utilities also proved beneficial to the Fund. The Fund had a small weighting in consumer durables, consumer non-durables and insurance services, all of which had a slight negative impact on performance. In general, the Fund's bottom-up approach to stock selection was very responsive to changes in the market and led the Fund toward stocks that demonstrated positive fundamental change.

The outlook for investing remains promising. As fundamentals for small- and mid-caps remain attractive, the Fund manager continues to be optimistic in its outlook and is encouraged by the fundamental strength of the portfolio. The manager believes the application of its proven, bottom-up philosophy, in any macroeconomic environment, will continue to uncover promising stocks that have the potential to deliver solid returns for long-term investors.

--------------------------------------------------------------------------------
Investment Sub-Adviser
Nicholas-Applegate Capital Management, L.P.

About the Fund
Invests in companies whose potential for rapidly growing earnings is not fully reflected in their stock price.

--------------------------------------------------------------------------------
                            Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Electronics                                                            17%
Computer Software & Processing                                         14%
Communications                                                          7%
Computers & Information                                                 7%
Pharmaceuticals                                                         5%
Apparel Retailers                                                       5%
Media                                                                   5%
Telephone Systems                                                       4%
Advertising                                                             4%
Commercial Services                                                     3%
Other                                                                  29%

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                         Average Annual Total Returns
--------------------------------------------------------------------------------
Years ended December 31,1999                1 Year     5 Years  Life of Fund

Select Aggressive Growth Fund               38.66%     23.32%      20.71%

Russell 2500 Index                          24.15%     19.43%      17.37%

Lipper Capital Appreciation Funds Average   41.56%     22.88%      17.73%


--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

                                    [GRAPH]

  Date       The Select Aggressive Growth Fund          Russell 2500 Index

21-Aug-92             10,000                                 10,000
31-Dec-92             12,002                                 11,554
31-Dec-93             14,344                                 13,466
31-Dec-94             14,014                                 13,325
31-Dec-95             18,539                                 17,550
31-Dec-96             21,979                                 20,891
31-Dec-97             26,089                                 25,979
31-Dec-98             28,844                                 26,078
31-Dec-99             39,995                                 32,379


The Select Aggressive Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2,500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Funds Average is a non-weighted average of 280 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in small and mid-capitalization stocks may involve greater volatility than investments in larger capitalization stocks.

Select International Equity Fund

For the period ended December 31, 1999, the Select International Equity Fund returned 31.71%, outperforming its benchmark, the Morgan Stanley EAFE Index, which returned 27.31%

World equity markets registered exceptional gains during the final quarter of 1999. The early part of the year saw weak performance from European equities, a large component of this portfolio. However, as unemployment fell to 8.9% and inflation began to bottom out, equities had a strong fourth quarter. Nonetheless in the UK, stock prices were down despite the positive economic effects of reduced interest rates, accelerated growth, and the global recovery.

It remains difficult to assess Japan, as its economic data continues to be mixed. In the rest of Asia, growth seems to have returned, with exports proving the major stimulus.

Japanese stocks within the Technological Innovations theme drove the portfolio ahead during 1999, especially during the fourth quarter, where more than half the performance for the year materialized. Telecom stock holdings in a variety of countries also helped performance. The Fund's holdings within the Financial and Health-care themes hurt performance.

The economic growth forecast for 2000 is likely to prompt central banks worldwide to raise interest rates. In Europe, growth looks set to move towards 3% this year, following several sluggish years. Inflation is rising in most economies, with the exception of Japan.

In Asia, the outlook is still favorable, but companies will need to deliver strong earnings to maintain market momentum given the region's current higher valuations. In Australia and New Zealand, improving commodity export prices and volumes should improve the trade picture.

The Fund manager intends to continue with the investment themes it has been pursuing; no significant changes to the portfolio are anticipated.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------
Years ended December 31,1999            1 Year        5 Years  Life of Fund

Select International Equity Fund        31.71%        18.54%      15.47%

Morgan Stanley EAFE Index               27.31%        13.15%      11.54%

Lipper International Funds Average      40.80%        15.05%      12.91%

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Growth of a $10,000 Investment Since 1994
--------------------------------------------------------------------------------

                                    [GRAPH]

Inception Date    Select International Equity Fund    Morgan Stanley EAFE Index

  5/2/94                       10,000                           10,000
12/31/94                        9,668                           10,008
12/31/95                       11,566                           11,165
12/31/96                       14,104                           11,875
12/31/97                       14,760                           12,119
12/31/98                       17,193                           14,585
12/31/99                       22,643                           18,565

The Select International Equity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Funds Average is a non-weighted average of 618 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in international markets may involve political or currency risk not associated with domestic investments.

--------------------------------------------------------------------------------
Investment Sub-Adviser
Bank of Ireland Asset Management (U.S.) Limited

About the Fund
Seeks maximum long-term total return by investing in established non-U.S. companies based on fundamental value and strong opportunities.

--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the country allocation of net assets was:

                                    [GRAPH]

Japan                                                                   24%
United Kingdom                                                          23%
Netherlands                                                             10%
France                                                                   9%
Switzerland                                                              9%
Germany                                                                  8%
Australia                                                                4%
Other                                                                   13%

Growth Fund

The Growth Fund outperformed the S&P 500 Index for the period ended December 31, 1999, returning 29.33% outperforming the benchmark S&P 500 Index's 21.03%.

The domestic, large-cap equity market began and ended 1999 with a preference for growth sector stocks. Technology returns led the market throughout the year. Electric utilities, health care, transportation, consumer durables, beverage and personal products fared poorly.

Stock selection accounted for more than 75% of the Fund's outperformance of the S&P 500 Index. Key performance drivers were strong Internet backbone components, bandwidth enhancement, and e-business software services. Fund performance was also aided by strong stock selection in energy and consumer services/communications businesses. Performance was hurt by stock selection in financial services, heavy industry, and health care.

In addition to shaping an exceptionally productive portfolio, strategic adjustments made during the year to more effectively reduce risk resulted in the Fund's improved financial strength. The portfolio remains diversified across all economic market sectors and no individual position exceeds 5% of the total assets in the portfolio.

In general, the Fund's manager has added value to the portfolio through careful stock selection instead of through large sector bets.

The inflation outlook at year-end appears relatively benign; however, fears do persist. Despite inflation fears, and recent market volatility, the manager continues to believe that thorough, fundamental analysis should continue to reveal the paths most likely to generate better-than-market performance.

--------------------------------------------------------------------------------
Investment Sub-Adviser
Miller Anderson & Sherrerd, LLP

About the Fund
Seeks long-term growth of capital by investing in stocks that are believed to represent significant underlying value.

--------------------------------------------------------------------------------
                            Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Computer Software & Processing                  13%
Telephone Systems                               10%
Communications                                   7%
Oil & Gas                                        7%
Pharmaceuticals                                  6%
Computers & Information                          6%
Media                                            5%
Banking                                          5%
Industrial-Diversified                           4%
Retailers                                        4%
Other                                           33%

--------------------------------------------------------------------------------
                         Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1999              1 Year     5 Years      10 Years

Growth Fund                                29.33%      25.23%        17.31%
S&P 500(R) Index                           21.03%      28.55%        18.21%
Lipper Growth and Income Funds Average     13.76%      21.34%        14.43%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1989
--------------------------------------------------------------------------------

                                    [GRAPH]

                             Growth Fund                S&P 500(R) Index

12/31/89                        10,000                      10,000
12/31/90                         9,970                       9,691
12/31/91                        14,001                      12,642
12/31/92                        14,996                      13,605
12/31/93                        15,995                      14,977
12/31/94                        16,019                      15,174
12/31/95                        21,275                      20,878
12/31/96                        25,571                      25,674
12/31/97                        31,999                      34,239
12/31/98                        38,180                      44,023
12/31/99                        49,378                      53,283

The Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth and Income Funds Average is a non-weighted average of 913 funds within the Growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Equity Index Fund

The Equity Index Fund returned 20.41% for the period ended December 31, 1999. Its benchmark, the S&P 500 Index, returned 21.03%

During 1999, the S&P 500 enjoyed another stellar year, posting greater than 20% returns for the fourth year in a row. The market was able to sustain these returns despite a tightening monetary policy.

The economy continued its robust growth with subdued inflationary pressure, and the stock market continued to rise without showing concern for Y2K. Internet companies, particularly e-commerce corporations, led the market. These companies were catapulted by prospects for more shoppers migrating to virtual stores from traditional "brick and mortar" stores. The oil sector had a modest rebound as prices rose, but the trend is for contained pricing on both the consumer and producer basis. Construction spending and the housing boom continued throughout the year, and consumer confidence consistently achieved new highs. The technology sector had double- to triple-digit returns.

During 1999, America Online and Yahoo, both leading Internet companies, were added to the S&P 500 Index. Sectors that did not perform well were financial companies such as banks, brokerage, and insurance firms, which historically underperform in a rising rate environment, as well as pharmaceutical and medical device companies. Tobacco firms also suffered during the year.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1999            1 Year       5 Years   Life of Fund

Equity Index Fund                         20.41%       27.77%      20.66%
S&P 500(R) Index                          21.03%       28.55%      21.35%
Lipper S&P 500(R) Index Funds Average     20.22%       27.95%      20.89%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1990
--------------------------------------------------------------------------------

                                    [GRAPH]

                         Equity Index Fund         S&P 500(R) Index

 9/28/90                       10,000                  10,000
12/31/90                       10,890                  10,896
12/31/91                       14,065                  14,214
12/31/92                       15,083                  15,296
12/31/93                       16,522                  16,839
12/31/94                       16,697                  17,061
12/31/95                       22,735                  23,474
12/31/96                       27,805                  28,866
12/31/97                       36,816                  38,496
12/31/98                       47,245                  49,497
12/31/99                       56,886                  59,908

The Equity Index Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper S&P 500(R) Index Funds Average is a non-weighted average of 107 funds within the S&P 500(R) Index investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Seeks to replicate the returns of the S&P 500(R) Index.

--------------------------------------------------------------------------------
                            Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Computer Software & Processing                  11%
Computers & Information                          9%
Pharmaceuticals                                  8%
Telephone Systems                                7%
Banking                                          7%
Oil & Gas                                        6%
Communications                                   5%
Industrial-Diversified                           5%
Electronics                                      4%
Beverages, Food & Tobacco                        4%
Other                                           34%

Bond & Money Market Overview

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.

1998: During 1998, bond investments produced widely divergent results as a series of dramatic swings either left them highly in favor or badly battered.

1999: Inflation concerns and a booming U.S. Economy prompt the Federal Reserve to hike interest rates. Fixed Income markets close the second half with their worst-performing year ever with the Lehman Aggregate Bond Index returning -0.83%.

On the whole, 1999 was disappointing for fixed-income investors. In fact, it was the second worse performance year ever for the fixed-income markets, as measured by the total -0.83%. return of the Lehman Aggregate Bond Index.

A handful of universal themes dominated the markets during the year, namely successive Federal Reserve interest rate hikes, a steepening yield curve, volatile corporate bond performance, and rising mortgage rates.

1999 began with investors feeling fairly optimistic about the coming year. The Federal Reserve had acted in the fall of 1998 to avert a global liquidity meltdown with three easings that lowered short-term rates to 4.75%. The U.S. economy seemed to be healthy, with expectations for 1999 GDP in the 3.0% range and subdued inflation running at about a 2% annual rate.

On the international front, Asia and Latin America continued their recovery from the problems of 1998. Early in the year, Brazil announced a somewhat unexpected devaluation of its currency, the real. Global markets braced for a round of panic selling and other negative ripple effects which never materialized.

Against this backdrop, the first quarter of 1999 progressed with no major disturbances. Inflation stayed at bay and corporate spread tightening reflected the positive fundamentals of strong earnings growth.

Beginning in the second quarter, however, the picture began to change. The U.S. economy grew faster than initially projected and the unemployment rate fell below 4.2%. Investors began to fear that inflation was imminent. In June, the Federal Reserve responded by raising the Fed Funds interest rate from 4.75% to 5.00%.

July and August saw spread sectors widen dramatically. Corporate treasurers pushed corporate and asset-backed bonds into the market hoping

                                  [TIMELINE]

1999 JAN

The new European currency is introduced. Over the course of the year,the euro loses almost 18% of its value against the U.S. dollar.

[GRAPHIC]

FEB

A rally of agency, corporate, and mortgage-backed bonds encourages investors to take advantage of bond yield premiums.

MAR

APR

Japan shows signs of economic recovery along with other foreign countries such as Brazil and Mexico, marking the first time in two years in which some foreign markets outperform the U.S. bond market.

[GRAPHIC]

MAY

As a group, foreign markets underperform the U.S. bond market, the major culprit being Europe, where a backup in interest rates is significant.

JUN

Bond & Money Market Overview

to avert a fourth-quarter liquidity trap, which they believed likely as Y2K fears would drive buyers from the market. Ironically, these efforts became a self-fulfilling prophesy as treasurers ended up creating their own mini-liquidity crisis by all trying to issue bonds simultaneously. By August, there was a second Fed rate hike from 5.00% to 5.25%.

Despite these first two rate increases, the U.S. economy continued to gather speed in the third and fourth quarters. The nation's third-quarter GDP, for instance, came in at 5.7%, well above experts' original predictions. Market participants once again began to worry about a resurgence of inflation. In response, the Fed raised short-term interest rates for a third and final time in November to 5.50%.

Investment grade corporate bonds had a good showing at the end of 1999, but their overall performance was volatile. All excess returns were attributable to the first and fourth quarters only.

The high yield market finished 1999 on a positive note after poor performance in the second and third quarters. The market's return for the year was a modest 2.39%, as measured by the Lehman High Yield Corporate Index. The demand side of the market shifted significantly in 1999, as mutual fund inflows dropped dramatically to $1.1 billion, down from $15 billion in 1998. Collateralized bond obligations, structured transactions involving the purchase of high yield debt, did offset these lower inflows. The market's estimated 4% default rate was the highest since 1991.

The past year also saw a steepening yield curve as the 30-year Treasury bond, which began the year at 5.10% on January 1, and ended at 6.49% on December 31.

The mortgage-backed securities market showed strong excess returns for the year, owing primarily to positive supply/demand factors, an improved prepay environment, narrowing swap spreads, and lower interest rate volatility. In particular, Fannie Mae and Freddie Mac assets grew nearly 30% over 1999.

Looking ahead, it is likely that economic growth and strengthening will continue into 2000, albeit at a slower rate than that of 1999. All signs point to probable Fed interest rate increases in the new year, with little inflation on the horizon.

                                  [TIMELINE]

In response to rapid economic growth, the U.S.Federal Reserve combines neutral bias with a 0.25% raise in interest rates to guard against inflation.

[GRAPHIC]

JUL

[GRAPHIC]

AUG

Inflation worries resurface as the U.S.economy continues to grow and the nation's unemployment figure approaches an almost 30-year low. The Fed responds by raising interest rates another 0.25%.

SEPT

OCT

Investment grade corporate bonds and the high yield market begin their strong fourth-quarter performance.

[GRAPHIC]

NOV

With the booming U.S. economy showing no signs of a slowdown, the Fed announces its third rate hike of 0.25%.The fixed-income markets end the year down with the Lehman Aggregate Bond Index posting a dismal total return of -0.83%.

DEC

Investment Grade Income Fund

The Investment Grade Income Fund returned -0.97% for the period ended December 31, 1999, underperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned -0.83%.

During the first quarter of 1999, inflation remained in check. The second quarter featured stronger than expected growth and an unemployment rate below 4.2%. The Federal Reserve responded in June by increasing interest rates.

In July and August, corporate treasurers created a mini-liquidity crisis by simultaneously issuing bonds. August brought another Fed rate hike, with a final one occurring in November.

The yield curve steepened as the 30-year Treasury bond rose from 5.10% on January 1, to 6.49% at the close of the year. This resulted in the second worst performance year ever for the fixed income markets, as measured by the total return of the Lehman Aggregate Bond Index.

Although corporate bonds finished the year strongly, performance throughout 1999 was volatile, with the first and last quarters accounting for all excess return. Yield spreads widened during the second quarter and peaked in August as merger and acquisition activity and Y2K fears brought corporate issuers to the market in droves.

Individual credit concerns played a key role in the Fund's performance. The impact of spread widening on some issues was mitigated by the short duration of those positions and had little effect on overall performance. Various other positions helped performance as their credit outlooks improved.

Positive supply/demand factors, an improved prepay environment, narrowing swap spreads, and lower interest rate volatility helped the mortgage-backed securities market post strong excess returns for the year.

--------------------------------------------------------------------------------
Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
The Fund's objective is to generate a high level of total return by investing in highly diversified, investment grade, fixed-income securities.

--------------------------------------------------------------------------------
                            Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Corporate Notes & Bonds                                                  37%
U.S. Govt Agency Mortgage-Backed Securities                              30%
U.S. Govt & Agency Obligations                                           16%
Asset-Backed & Mortgage-Backed Securities                                15%
Other                                                                     2%

--------------------------------------------------------------------------------
                         Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1999             1 Year     5 Years      10 Years

Investment Grade Income Fund              (0.97%)      7.38%        7.69%
Lehman Brothers Aggregate Bond Index      (0.83%)      7.73%        7.69%
Lipper Intermediate Investment
Grade Funds Average                       (1.31%)      6.79%        7.09%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1989
--------------------------------------------------------------------------------

                                    [GRAPH]

          Investment Grade Income Fund    Lehman Brothers Aggregate Bond Index

12/31/89              10,000                          10,000
12/31/90              10,802                          10,894
12/31/91              12,611                          12,634
12/31/92              13,661                          13,571
12/31/93              15,137                          14,895
12/31/94              14,690                          14,461
12/31/95              17,312                          17,132
12/31/96              17,927                          17,751
12/31/97              19,620                          19,469
12/31/98              21,185                          21,159
12/31/99              20,981                          20,982


The Investment Grade Income Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating at least one year to maturity and an outstanding par value of at least $25 million. The Lipper Intermediate Investment Grade Funds Average tracks the performance of 279 funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Government Bond Fund

For the period ended December 31, 1999, the Government Bond Fund returned 0.23%, compared to 0.50% for the Lehman Intermediate Government Bond Index.

Fixed income investors experienced meager returns in 1999 due to a dramatic rise in interest rates. By June, the Federal Reserve began to raise interest rates to slow the rate of GDP growth and keep inflation in check. A second rate hike followed in August with a third in November. Subsequent Fed action, while perhaps desirable, was avoided largely due to fears of instability around Y2K issues.

Fourth quarter bond issuance was particularly light since so much had been done during the third quarter. The increase in rates began to slow housing and refinancing activity so that even the mortgage-backed security (MBS) sector saw reduced supply.

The Fund manager expects the Federal Reserve to raise interest rates early in 2000. If economic growth slows during the first half of 2000 and if inflation remains at bay, the Fed may hold off on further interest rate hikes in the latter half of the year.

Due to budget surpluses and the corresponding prospect of reduced Treasury issuance in 2000, the Fund manager may increase the portfolio's allocation to agencies. Additionally, the manager may add to MBS holdings if that sector cheapens from currently tight levels. A rising or stable interest rate environment will be favorable for MBS price performance. The Fund manager does not expect to add to the portfolio's asset-backed securities exposure at this time.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31,1999                  1 Year    5 Years    Life of Fund

Government Bond Fund                           0.23%      6.22%        6.16%
Lehman Intermediate Government Bond Index      0.50%      6.93%        6.55%
Lipper Short-Intermediate
U.S.Government Funds Average                   0.64%      6.00%        5.80%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1991
--------------------------------------------------------------------------------

                                    [GRAPH]

           Government Bond Fund      Lehman Intermediate Government Bond Index

 8/26/91          10,000                            10,000
12/31/91          10,732                            10,660
12/31/92          11,439                            11,399
12/31/93          12,299                            12,332
12/31/94          12,191                            12,117
12/31/95          13,784                            13,866
12/31/96          14,268                            14,428
12/31/97          15,278                            15,543
12/31/98          16,451                            16,860
12/31/99          16,491                            16,946

The Government Bond Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Intermediate Government Bond Index is an unmanaged index of U.S. Government and Agency bonds with remaining maturities of one to ten years. The Lipper Short-Intermediate U.S. Government Funds Average is the non-weighted average performance of 91 funds investing in short- to intermediate government securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Generates high income while seeking to preserve capital and maintain liquidity by investing primarily in debt instruments issued or guaranteed by the U.S. Government or its agencies.

--------------------------------------------------------------------------------
                            Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

U.S. Govt & Agency Obligations                                           77%
U.S. Govt & Agency Mortgage-Backed Securities                            15%
Asset-Backed Securities                                                   8%

Money Market Fund

For the period ended December 31, 1999, the Money Market Fund returned 5.19%, out performing its benchmark, the IBC/ Donoghue First Tier Money Market Index, which returned 4.57%.

During the first quarter of 1999, inflation remained in check. The second quarter featured stronger than expected growth and an unemployment rate below 4.2%. The Federal Reserve responded in June by increasing interest rates.

In July and August, spread sectors widened dramatically as corporate treasurers pushed corporate and asset-backed issues into the market in an attempt to avoid potential Y2K-induced fourth quarter liquidity problems. August brought another Fed rate hike, with a third and final rate hike occurring in November prompted by inflation fears amidst a booming economy and GDP at a robust 5.7%. During the fourth quarter, the Fed provided ample liquidity to the banking system in order to prepare for potential Y2K cash demands.

The yield curve steepened as the 30 year Treasury bond rose from 5.10% on January 1, to 6.49% at the close of the year. This increase resulted in the second worst performance year ever for the fixed income markets, as measured by the total return of the Lehman Aggregate Bond Index.

During 1999, the Fund maintained a top quartile ranking as measured by the IBC fund peer group. One of the primary strategies that enhanced performance was the gradual increase in floating rate note positions. These positions were advantageous as they quickly reset to higher interest rates as the market anticipated and reacted to changes in monetary policy.

The Fund manager believes that Fed policy and market interest rates will remain biased to the upside until economic growth shows signs of moderation. Based on this outlook, the portfolio will maintain a core holding of longer dated corporate notes and commercial paper. These positions are coupled with government agency securities and repurchase agreements to maximize liquidity.

--------------------------------------------------------------------------------
Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Strives to maximize current income for investors while preserving capital and liquidity.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Corporate Notes                                                        48%
Commercial Paper                                                       37%
Certificates of Deposit                                                12%
Other                                                                   3%

--------------------------------------------------------------------------------
                         Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1999            1 Year       5 Years        10 Years

Money Market Fund                         5.19%        5.47%          5.23%
IBC/Donoghue First Tier
Money Market Index                        4.57%        4.97%          4.79%
Lipper Money Market Funds Average         4.49%        4.95%          4.80%

--------------------------------------------------------------------------------
                     Average Yield as of December 31, 1999
--------------------------------------------------------------------------------

Money Market Fund 7-Day Yield                                         5.57%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1989
--------------------------------------------------------------------------------

                                    [GRAPH]

                       Money Market Fund        IBC/Donoghue

12/89                      10,000                    10,000
12/90                      10,805                    10,781
12/91                      11,466                    11,393
12/92                      11,893                    11,772
12/93                      12,250                    12,081
12/94                      12,732                    12,528
12/95                      13,475                    13,209
12/96                      14,196                    13,854
12/97                      14,970                    14,548
12/98                      15,788                    15,269
12/99                      16,607                    15,967

The Money Market Fund is a portfolio of the Allmerica Investment Trust. Portfolio composition will vary over time. The Fund is neither insured nor guaranteed the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. IBC/Donoghue is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Funds Average is the average investment performance of 337 funds within the Money Market category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

                         Select Aggressive Growth Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                     Value
  Shares                                           (Note 2)
-------------------------------------------------------------
 COMMON STOCKS - 98.4%
         Electronics - 17.3%
 675,200 Adaptec, Inc.*                           $33,675,600
  41,700 ANADIGICS, Inc.*                           1,967,719
 217,500 Audiovox Corp.*                            6,606,563
 150,700 Credence Systems Corp.*                   13,035,550
 170,700 CTS Corp.                                 12,866,513
 188,700 Electroglas, Inc.*                         4,788,263
 299,900 Helix Technology Corp.                    13,439,269
 331,600 Integrated Device Technology, Inc.*        9,616,400
 222,100 KEMET Corp.*                              10,008,381
 517,800 Power Integrations, Inc.                  24,822,038
 366,600 RF Micro Devices, Inc.                    25,089,188
  23,500 Sanmina Corp.*                             2,347,063
  15,000 Semtech Corp.*                               781,875
 265,533 Three-Five Systems, Inc.                  10,886,853
 264,100 Trimble Navigation, Ltd.*                  5,711,163
                                                  -----------
                                                  175,642,438
                                                  -----------
         Computer Software & Processing - 14.1%
  93,000 Broadvision, Inc.                         15,815,800
 324,200 Compuware Corp.*                          12,076,450
  93,900 CyberSource Corp.*                         4,871,063
 149,000 DST Systems, Inc.*                        11,370,563
  71,800 Electronics for Imaging, Inc.*             4,173,375
 146,800 Netopia, Inc.*                             7,973,075
  36,700 Network Solutions, Inc.*                   7,984,544
 277,500 Rational Software Corp.*                  13,632,188
 766,600 S3, Inc.*                                  8,815,900
 879,700 Sybase, Inc.*                             14,954,900
 243,700 Symantec Corp.*                           14,286,913
 163,700 USWeb Corp.*                               7,274,419
 103,400 VeriSign, Inc.                            19,742,938
                                                  -----------
                                                  142,972,128
                                                  -----------
         Communications - 7.2%
 217,300 CTC Communications Group, Inc.*            8,478,090
 269,100 Davox Corp.*                               5,281,088
 233,000 Exodus Communications, Inc.               20,693,313
 255,400 Harmonic, Inc.                            24,247,038
 214,600 Sawtek, Inc.                              14,284,313
                                                  -----------
                                                   72,983,842
                                                  -----------
         Computers & Information - 6.8%
 376,600 Advanced Digital Information Corp.        18,312,175
 362,600 Mercury Computer Systems, Inc.            12,691,000
 447,356 Siebel Systems, Inc.                      37,577,904
                                                  -----------
                                                   68,581,079
                                                  -----------
         Pharmaceuticals - 5.4%
 212,700 Alpharma, Inc. Class A                     6,540,525
 118,000 Andrx Corp.*                               4,992,875
 115,000 Biogen, Inc.                               9,717,500
 119,300 Medimmune, Inc.*                          19,788,888
 215,200 Millipore Corp.                            8,312,100

                                                         Value
  Shares                                               (Note 2)
----------------------------------------------------------------
         Pharmaceuticals (Continued)
 192,000 Priority Healthcare Corp. Class B*           $5,556,000
                                                      ----------
                                                      54,907,888
                                                      ----------
         Apparel Retailers - 4.6%
 215,800 Abercrombie & Fitch Co., Class A              5,759,163
 167,200 AnnTaylor Stores Corp.*                       5,757,950
 269,115 Intimate Brands, Inc.                        11,605,584
 334,800 Pacific Sunwear Of California, Inc.*         10,671,750
 177,000 Timberland Co.*                               9,358,875
 173,300 Tommy Hilfiger Corp.                          4,040,056
                                                      ----------
                                                      47,193,378
                                                      ----------
         Media - Broadcasting & Publishing - 4.5%
 138,000 Central Newspapers, Inc.                      5,433,750
 116,600 Hispanic Broadcasting Corp.*                 10,752,712
 435,800 Price Communications Corp.*                  12,120,688
 307,400 Valuevision International, Inc.*             17,617,863
                                                      ----------
                                                      45,925,013
                                                      ----------
         Telephone Systems - 4.4%
 192,700 BroadWing, Inc.*                              7,105,812
  95,400 Powertel, Inc.*                               9,575,775
  77,400 Rural Cellular Corp., Class A*                7,004,700
 578,700 Talk.com, Inc.*                              10,271,925
 160,100 Western Wireless Corp., Class A*             10,686,675
                                                      ----------
                                                      44,644,887
                                                      ----------
         Advertising - 3.9%
  48,000 DoubleClick, Inc.*                           12,147,000
 197,200 TMP Worldwide Inc.*                          27,879,150
                                                      ----------
                                                      40,026,150
                                                      ----------
         Commercial Services - 3.4%
 629,200 Danka Business Systems, Plc*                  7,982,975
 305,100 Manpower, Inc.                               11,479,388
 248,200 Profit Recovery Group International, Inc.*    6,577,300
 213,200 Valassis Communications, Inc.*                9,007,700
                                                      ----------
                                                      35,047,363
                                                      ----------
         Medical Supplies - 3.4%
 193,200 Allergan, Inc.                                9,611,700
 409,300 LTX Corp.*                                    9,158,088
 143,700 ResMed, Inc.*                                 5,999,475
 187,400 Waters Corp.                                  9,932,200
                                                      ----------
                                                      34,701,463
                                                      ----------
         Heavy Machinery - 2.6%
 203,500 American Standard Companies, Inc.*            9,335,563
 127,200 Briggs & Stratton Corp.                       6,821,100
 227,600 Dycom Industries, Inc.*                      10,028,625
                                                      ----------
                                                      26,185,288
                                                      ----------

                       See Notes to Financial Statements.
--------------------------------------------

                         Select Aggressive Growth Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                                 Value
  Shares                                                       (Note 2)
------------------------------------------------------------------------
         Restaurants - 2.1%
 267,200 Applebee's International, Inc.                       $7,882,400
 154,700 Brinker International, Inc.*                          3,712,800
 208,000 CEC Entertainment, Inc.*                              5,902,000
 212,500 Darden Restaurants, Inc.                              3,851,563
                                                              ----------
                                                              21,348,763
                                                              ----------
         Home Construction, Furnishings & Appliances - 2.0%
 413,000 Furniture Brands International, Inc.*                 9,086,000
 122,500 Maytag Corp.                                          5,880,000
 255,400 Miller (Herman), Inc.                                 5,874,200
                                                              ----------
                                                              20,840,200
                                                              ----------
         Transportation - 2.0%
 298,500 Avis Rent A Car, Inc.*                                7,630,406
  99,500 Hertz Corp. Class A                                   4,987,438
 160,800 USFreightways Corp.                                   7,698,300
                                                              ----------
                                                              20,316,144
                                                              ----------
         Financial Services - 1.9%
 410,888 Metris Cos., Inc.                                    14,663,566
  37,700 SEI Investment Co.                                    4,486,888
                                                              ----------
                                                              19,150,454
                                                              ----------
         Forest Products & Paper - 1.8%
 221,800 Boise Cascade Corp.                                   8,982,900
 191,200 Willamette Industries, Inc.                           8,878,850
                                                              ----------
                                                              17,861,750
                                                              ----------
         Metals - 1.7%
 314,200 CommScope, Inc.*                                     12,666,187
  86,500 Nucor Corp.                                           4,741,281
                                                              ----------
                                                              17,407,468
                                                              ----------
         Chemicals - 1.7%
 191,400 Church & Dwight Co., Inc.                             5,107,988
 138,100 Sealed Air Corp.*                                     7,155,306
 160,500 The Lubrizol Corp.                                    4,955,438
                                                              ----------
                                                              17,218,732
                                                              ----------
         Banking - 1.5%
 159,300 City National Corp.                                   5,246,944
 165,100 Cullen/Frost Bankers, Inc.                            4,251,325
 310,800 Roslyn Bancorp, Inc.                                  5,749,800
                                                              ----------
                                                              15,248,069
                                                              ----------
         Retailers - 1.5%
 110,000 Drugstore.Com, Inc.*                                  3,980,625
 223,400 Zale Corp.*                                          10,806,975
                                                              ----------
                                                              14,787,600
                                                              ----------

                                                            Value
     Shares                                                (Note 2)
-----------------------------------------------------------------------
             Health Care Providers - 1.5%
    415,100  Apria Healthcare Group Inc.*               $    7,445,856
      1,908  Coram Healthcare Corp.*                             2,146
    353,700  Laser Vision Centers                            3,735,956
     84,400  Patterson Dental Co.*                           3,587,000
                                                        --------------
                                                            14,770,958
                                                        --------------
             Beverages, Food & Tobacco - 1.0%
    358,800  IBP, Inc.                                       6,458,400
    381,000  The Topps Co., Inc.*                            3,952,875
                                                        --------------
                                                            10,411,275
                                                        --------------
             Insurance - 0.7%
    128,400  United Healthcare Corp.                         6,821,250
                                                        --------------
             Lodging - 0.6%
    280,000  Station Casinos, Inc.*                          6,282,500
                                                        --------------
             Automotive - 0.5%
    260,000  Meritor Automotive, Inc.                        5,037,500
                                                        --------------
             Oil & Gas - 0.3%
    146,200  UTI Energy Corp.*                               3,371,738
                                                        --------------
             Total Common Stocks                           999,685,318
                                                        --------------
             (Cost $724,071,263)
  Par Value
 ----------
 COMMERCIAL PAPER (A) - 2.5%
             Financial Services - 0.6%
 $6,019,000  Associates Corp. of North America 4.00%,
             01/03/00                                        6,016,994
                                                        --------------
             Oil & Gas - 1.9%
 19,588,000  Exxon Corp. 4.50%, 01/03/00                    19,580,655
                                                        --------------
             Total Commercial Paper                         25,597,649
                                                        --------------
             (Cost $25,597,649)
 Total Investments - 100.9%                              1,025,282,967
                                                        --------------
 (Cost $749,668,912)
 Net Other Assets And Liabilities - (0.9)%                  (9,584,051)
                                                        --------------
 Total Net Assets - 100.0%                              $1,015,698,916
                                                        ==============

------------------
*   Non-income producing security.
(A)  Effective yield at time of purchase

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                         Select Aggressive Growth Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $749,668,915. Net unrealized appreciation (depreciation) aggregated $275,614,052 of which $305,699,607 related to appreciated investment securities and $(30,085,555) related to depreciated investment securities.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $882,678,848 and $916,071,365 of non-governmental issuers, respectively.

At December 31, 1999, the value of the securities loaned amounted to $89,926,321. The value of collateral amounted to $92,597,758.

                       See Notes to Financial Statements.
--------------------------------------------

                        Select International Equity Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                        Value
    Shares                                            (Note 2)
---------------------------------------------------------------
 COMMON STOCKS - 97.3%
            Australia - 3.7%
    88,055  Brambles Industries, Ltd.                $2,435,099
   439,570  National Australia Bank, Ltd.             6,723,970
   789,584  News Corp., Ltd.                          7,666,703
   966,300  Telstra Corp.                             5,252,710
   468,917  Westpac Banking Corp., Ltd.               3,234,589
                                                     ----------
                                                     25,313,071
                                                     ----------
            Denmark - 0.6%
    52,200  Tele Danmark                              3,877,494
                                                     ----------
            France - 9.0%
    39,337  Alcatel Alsthom                           9,034,788
   139,074  Aventis*                                  8,083,551
    88,200  Axa                                      12,296,641
    74,460  Michelin, Class B                         2,925,295
    91,210  Total SA, Class B                        12,174,200
   188,290  Vivendi                                  17,004,338
                                                     ----------
                                                     61,518,813
                                                     ----------
            Germany - 7.6%
   216,034  Bayerische Motoren Werke (BMW) AG         6,593,963
    10,178  Celanese AG*                                184,541
    83,530  HypoVereinsbank                           5,704,982
   126,210  Mannesmann AG                            30,449,576
   124,770  Veba AG                                   6,064,421
   160,472  Viag AG                                   2,942,062
                                                     ----------
                                                     51,939,545
                                                     ----------
            Hong Kong - 1.2%
   406,000  Cheung Kong Holdings Ltd.                 5,157,905
   295,500  Hong Kong Electric                          923,792
   224,000  Sun Hung Kai Properties Ltd.              2,334,237
                                                     ----------
                                                      8,415,934
                                                     ----------
            Italy - 2.8%
   624,970  ENI                                       3,437,460
 1,125,852  Telecom Italia                           15,877,891
                                                     ----------
                                                     19,315,351
                                                     ----------
            Japan - 23.8%
    27,100  Acom Co., Ltd.                            2,656,394
   185,000  Bank of Tokyo Mitsubishi                  2,579,714
   402,000  Canon, Inc.                              15,982,354
   152,000  Fuji Photo Film                           5,551,906
   450,000  Hitachi Ltd (Hit. Seisakusho)*            7,226,775
   109,000  Honda Motor Co., Ltd.                     4,056,010
    33,000  Hoya Corp.                                2,601,350
   249,500  Kao Corp.                                 7,121,928
    10,300  Keyence Corp.                             4,185,761
    11,800  Mabuchi Motor Co., Ltd.                   2,060,262
   100,000  Murata Manufacturing Co., Ltd.           23,501,760
       290  Nippon Telegraph & Telephone Corp.*       4,969,644
       538  NTT Mobile Communication Network, Inc.   20,704,465
   112,000  Pioneer Corp.*                            2,961,224

                                                     Value
  Shares                                           (Note 2)
-------------------------------------------------------------
         Japan (continued)
  24,100 Rohm Co., Ltd.                           $ 9,911,867
 205,000 Shiseido Co., Ltd.                         2,991,094
  89,400 Sony Corp.                                26,525,856
 260,000 Takeda Chemical Industries, Ltd.          12,857,416
  23,600 Takefuji Corp.                             2,955,777
                                                  -----------
                                                  161,401,557
                                                  -----------
         Netherlands - 9.7%
 262,287 ABN-Amro Holdings                          6,552,559
 175,495 Elsevier NV                                2,096,674
 103,015 Fortis (NL) NV*                            3,709,869
 331,092 ING Groep NV                              19,991,600
 223,385 Koninklijke Ahold, NV                      6,613,559
 147,885 Koninklijke, NV                           14,435,439
 101,700 Royal Dutch Petroleum Co.                  6,233,956
 129,160 TNT Post Group, NV                         3,701,622
  46,350 VNU NV*                                    2,436,328
                                                  -----------
                                                   65,771,606
                                                  -----------
         New Zealand - 0.2%
 221,966 Telecom Corp. Of New Zealand, Ltd.         1,044,594
                                                  -----------
         Portugal - 0.3%
 106,317 Electricidade de Portugal                  1,856,018
                                                  -----------
         Singapore - 2.4%
 606,075 DBS Group Holdings Ltd.                    9,943,448
 254,200 Overseas Chinese Banking Corp.             2,337,293
 173,000 Singapore Press Holdings, Ltd.             3,753,183
                                                  -----------
                                                   16,033,924
                                                  -----------
         South Korea - 1.0%
  57,475 Korea Telecom Corp., Sponsored ADR         4,296,256
  71,600 Pohang Iron & Steel Co., Sponsored ADR     2,506,000
                                                  -----------
                                                    6,802,256
                                                  -----------
         Spain - 2.5%
 695,214 Banco de Santander                         7,871,700
 369,372 Telefonica SA                              9,227,799
                                                  -----------
                                                   17,099,499
                                                  -----------
         Sweden - 0.5%
  51,250 Ericsson AB                                3,298,865
                                                  -----------
         Switzerland - 8.6%
   4,225 Alusuisse Lonza Holdings, Registered       3,116,063
   4,225 Lonza AG, Registered*                      2,569,293
   6,105 Nestle SA                                 11,187,514
   7,094 Novartis AG                               10,419,508
     922 Roche Holdings AG                         10,947,230
   5,425 Schweiz Rueckversich Sponsored ADR        11,147,867
  32,920 Union Bank of Switzerland                  8,892,824
                                                  -----------
                                                   58,280,299
                                                  -----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                        Select International Equity Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                          Value
    Shares                                              (Note 2)
-----------------------------------------------------------------
            United Kingdom - 23.4%
   694,125  Allied Zurich, Plc                         $8,233,503
   369,150  Barclays Bank, Plc                         10,654,518
    39,306  British Aerospace Plc*                        260,431
   692,575  British American Tobacco Industries, Plc    3,875,304
 1,163,300  BTR Siebe, Plc, Sponsored ADR               6,297,757
   678,500  Cable & Wireless, Plc                      11,480,084
   769,960  Cadbury Schweppes, Plc                      4,522,976
   746,290  Diageo, Plc                                 6,000,022
   239,631  EMI Group, Plc                              2,337,049
   420,075  Glaxo Wellcome, Plc                        11,907,110
   835,692  Granada Group, Plc                          8,427,118
   254,400  HSBC Holdings, Plc                          3,567,426
   891,000  Ladbroke Group, Plc                         2,811,372
   676,840  Lloyds TSB Group, Plc                       8,455,018
    91,667  Marconi, Plc                                1,622,836
   124,178  National Power, Plc                           714,408
   215,585  National Westminster, Plc                   4,644,067
   539,100  Old Mutual Plc*                             1,433,143
   178,670  Pearson, Plc                                5,797,824
   716,050  Prudential Corp., Plc                      14,059,499

                                                     Value
    Shares                                          (Note 2)
--------------------------------------------------------------
            United Kingdom (continued)
   102,460  Railtrack Group, Plc                  $  1,680,621
 1,359,963  Shell Transportation & Trading, Plc     11,301,837
   286,400  TI Group, Plc                            2,129,012
 3,772,551  Vodafone AirTouch, Plc                  18,609,617
   189,675  Zeneca Group, Plc                        7,871,456
                                                  ------------
                                                   158,694,008
                                                  ------------
            Total Common Stocks                    660,662,834
                                                  ------------
            (Cost $430,164,521)
 Total Investments - 97.3%                         660,662,834
                                                  ------------
 (Cost $430,164,521)
 Net Other Assets and Liabilities - 2.7%            18,677,714
                                                  ------------
 Total Net Assets - 100.0%                        $679,340,548
                                                  ============

------------------
*   Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

Industry Concentration of Common Stocks
as a Percentage of Net Assets:

Telephone Systems                   14.1%
Banking                             12.2%
Pharmaceuticals                      7.9%
Electronics                          7.7%
Insurance                            7.5%
Electrical Equipment                 5.6%
Oil & Gas                            4.9%
Communications                       4.7%
Heavy Machinery                      4.5%
Media - Broadcasting & Publishing    4.4%
Beverages, Food & Tobacco            3.8%
Commercial Services                  2.9%
Automotive                           2.3%
Industrial - Diversified             1.7%
Chemicals                            1.7%
Financial Services                   1.6%
Medical Supplies                     1.6%
Securities Broker                    1.5%
Electric Utilities                   1.4%
Real Estate                          1.1%
Cosmetics & Personal Care            1.0%
Food Retailers                       1.0%
Metals                               0.8%
Entertainment & Leisure              0.8%
Transportation                       0.6%
Aerospace & Defense                  0.0%
Net Other Assets and Liabilities     2.7%
                                   ------
Total                              100.0%
                                   ======

                       See Notes to Financial Statements.
--------------------------------------------

                        Select International Equity Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------


FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

                                                                     Unrealized
  Currency     Contracts To Settlement Contracts At   In Exchange   Appreciation
    Value        Deliver      Dates        Value      for U.S. $   (Depreciation)
  --------     ------------ ---------- ------------- ------------- --------------
1,100,790,000      JPY      01/18/2000 $  10,810,500 $  10,393,341 $     (417,159)
  586,452,000      JPY      02/09/2000     5,779,722     5,651,188       (128,534)
  766,444,000      JPY      02/18/2000     7,564,541     7,383,854       (180,687)
  658,958,000      JPY      02/24/2000     6,509,969     6,307,810       (202,159)
  456,933,000      JPY      02/29/2000     4,517,760     4,465,180        (52,580)
                                       ------------- ------------- --------------
                                       $  35,182,492 $  34,201,373 $     (981,119)
                                       ============= ============= ==============

------------------
JPY   Japanese Yen

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $430,200,591. Net unrealized appreciation (depreciation) aggregated $230,462,243, of which $244,702,496 related to appreciated investment securi-ties and $(14,240,253) related to depreciated investment securities.

For the period ended December 31, 1999, the Portfolio has elected to defer $493,963 of capital losses attributable to Post-October losses.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $112,633,284 and $96,044,778 of non-governmental issuers, respectively.

At December 31, 1999, the value of the securities loaned amounted to $46,287,292. The value of collateral amounted to $48,600,244.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                                  Growth Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                       Value
  Shares                                             (Note 2)
---------------------------------------------------------------
 COMMON STOCKS - 96.9%
         Computer Software & Processing - 12.7%
 228,600 America Online, Inc.                       $17,245,013
 178,638 At Home Corp., Class A                       7,659,104
 139,400 Computer Associates International, Inc.      9,749,288
 116,400 Electronic Data Systems Corp.                7,791,525
 429,400 Microsoft Corp.                             50,132,450
 193,400 Oracle Corp.*                               21,672,888
  58,300 Psinet, Inc.*                                3,600,025
 122,100 Sun Microsystems, Inc.                       9,455,119
  22,600 Yahoo!, Inc.*                                9,778,738
                                                    -----------
                                                    137,084,150
                                                    -----------
         Telephone Systems - 10.1%
 363,482 AT & T Corp. - Liberty Media Group          20,627,604
 180,730 AT & T Corp.                                 9,172,048
 340,629 MCI WorldCom, Inc.                          18,074,626
 209,101 Qwest Communications International, Inc.     8,991,343
 397,692 SBC Communications, Inc.                    19,387,485
 203,500 Sprint Corp.                                13,698,094
  55,050 Sprint Corp. (PCS Group)*                    5,642,625
 262,750 Vodafone AirTouch, Plc                      13,006,125
                                                    -----------
                                                    108,599,950
                                                    -----------
         Communications - 6.8%
 164,400 General Instrument Corp.*                   13,974,000
 105,800 Lucent Technologies, Inc.                    7,915,163
 147,500 Nortel Networks Corp.                       14,897,500
 154,800 Qualcomm, Inc.                              27,263,930
 142,800 Tellabs, Inc.                                9,165,975
                                                    -----------
                                                     73,216,568
                                                    -----------
         Oil & Gas - 6.8%
  48,700 Atlantic Richfield Co.                       4,212,550
 234,000 BJ Services Co.*                             9,784,125
  52,300 Chevron Corp.                                4,530,488
 284,200 Coastal Corp.                               10,071,338
 187,800 Conoco, Inc., Class B                        4,671,525
 120,800 Exxon Corp.                                  9,731,950
 319,400 Global Marine, Inc.*                         5,310,025
 162,300 Nabors Industries, Inc.*                     5,021,156
 211,800 Royal Dutch Petroleum Co.                   12,800,663
  36,600 Total SA, ADR                                2,534,550
 132,800 Transocean Sedco Forex Inc.                  4,473,700
                                                    -----------
                                                     73,142,070
                                                    -----------
         Pharmaceuticals - 6.4%
 193,900 American Home Products Corp.                 7,646,931
 111,200 AMGEN Inc.                                   6,678,950
 178,760 Bristol-Myers Squibb Co.                    11,474,158
 114,900 Johnson & Johnson                           10,700,063
 121,300 Merck & Co., Inc.                            8,134,681
 138,900 Pfizer, Inc.                                 4,505,569
 121,900 Schering-Plough Corp.                        5,142,656
 177,100 Warner-Lambert Co.                          14,511,131
                                                    -----------
                                                     68,794,139
                                                    -----------

                                                         Value
  Shares                                               (Note 2)
-----------------------------------------------------------------
           Computers & Information - 5.8%
 330,650   Cisco Systems, Inc.                        $35,420,881
  49,800   EMC Corp.*                                   5,440,650
  36,300   Hewlett-Packard Co.                          4,135,931
 113,500   International Business Machines Corp.       12,258,000
  53,300   Minnesota Mining and Manufacturing Co.       5,216,738
                                                      -----------
                                                       62,472,200
                                                      -----------
           Media - Broadcasting & Publishing - 5.4%
 256,000   Charter Communications, Inc., Class A*       5,600,000
 107,000   Clear Channel Communications, Inc.*          9,549,750
 241,300   Fox Entertainment Group, Class A*            6,017,419
 295,500   Infinity Broadasting Corp., Class A*        10,693,406
 101,600   MediaOne Group, Inc.*                        7,804,150
 278,900   News Corp., Ltd., Sponsored, Preferred ADR   9,325,719
 125,100   Time Warner, Inc.                            9,061,931
                                                      -----------
                                                       58,052,375
                                                      -----------
           Banking - 5.2%
 148,200   Bank Of New York Co., Inc.                   5,928,000
 161,400   Capital One Financial Corp.                  7,777,463
  80,600   Chase Manhattan Corp.                        6,261,613
 347,950   Citigroup, Inc.                             19,332,972
  97,718   Fleet Boston Financial Corp.                 3,401,808
  44,800   PNC Bank Corp.                               1,993,600
  33,000   State Street Corp.                           2,411,063
 218,000   Wells Fargo Co.                              8,815,375
                                                      -----------
                                                       55,921,894
                                                      -----------
           Industrial - Diversified - 4.2%
 260,800   General Electric Co.                        40,358,800
 123,900   Tyco International Group SA                  4,816,613
                                                      -----------
                                                       45,175,413
                                                      -----------
           Retailers - 4.0%
 105,200   Best Buy Co., Inc.*                          5,279,835
  48,700   Circuit City Stores, Inc.                    2,194,489
 234,400   CVS Corp.                                    9,361,350
 377,500   Wal-Mart Stores, Inc.                       26,094,688
                                                      -----------
                                                       42,930,362
                                                      -----------
           Electronics - 3.0%
 137,800   Altera Corp.*                                6,829,713
 136,900   Intel Corp.                                 11,268,581
  85,100   LSI Logic Corp.*                             5,744,250
  59,800   Motorola, Inc.                               8,805,550
                                                      -----------
                                                       32,648,094
                                                      -----------
           Insurance - 3.0%
  26,600   AMBAC, Inc.                                  1,388,188
 132,100   American International Group, Inc.          14,283,313
  77,200   Marsh & Mclennan Cos. Inc.                   7,387,075
  36,700   UnumProvident Corp.                          1,176,694
 150,200   XL Captial, Ltd.                             7,791,625
                                                      -----------
                                                       32,026,895
                                                      -----------

                       See Notes to Financial Statements.
--------------------------------------------

                                  Growth Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                 Value
  Shares                                       (Note 2)
---------------------------------------------------------
         Beverages, Food & Tobacco - 2.9%
 149,900 Anheuser-Busch Companies, Inc.       $10,624,163
 168,300 Coca-Cola Co.                          9,803,475
 173,400 General Mills, Inc.                    6,199,050
 131,900 Safeway, Inc.*                         4,690,694
                                              -----------
                                               31,317,382
                                              -----------
         Aerospace & Defense - 2.7%
 208,900 Boeing Co.                             8,682,406
 119,900 General Dynamics Corp.                 6,324,725
 237,650 Honeywell International, Inc.         13,709,434
                                              -----------
                                               28,716,565
                                              -----------
         Chemicals - 2.4%
 286,900 Du Pont (E.I.) De Nemours and Co.     18,899,703
 472,600 Grace (W.R.) & Co.*                    6,557,325
                                              -----------
                                               25,457,028
                                              -----------
         Medical Supplies - 2.4%
 135,000 Baxter International, Inc.             8,479,688
 100,600 JDS Uniphase Corp.                    16,228,038
   8,000 VISX, Inc.*                              414,000
                                              -----------
                                               25,121,726
                                              -----------
         Automotive - 2.2%
 219,600 Ford Motor Co.                        11,734,875
  90,100 General Motors Corp.                   6,549,144
  59,200 General Motors Corp., Class H*         5,683,200
                                              -----------
                                               23,967,219
                                              -----------
         Heavy Machinery - 1.7%
  76,700 Caterpillar, Inc.                      3,609,694
  61,300 Parker-Hannifin Corp.                  3,145,456
 227,100 Smith International, Inc.*            11,284,031
                                              -----------
                                               18,039,181
                                              -----------
         Financial Services - 1.6%
  22,700 American Express Co.                   3,773,875
  73,000 Charles Schwab Corp.                   2,801,375
 190,000 Freddie Mac                            8,941,875
  50,900 Household International, Inc.          1,896,025
                                              -----------
                                               17,413,150
                                              -----------
         Building Materials - 1.5%
 232,800 Home Depot, Inc.                      15,961,350
                                              -----------
         Securities Broker - 1.4%
  26,700 Donaldson, Lufkin & Jenrette, Inc.     1,291,613
  90,600 Lehman Brothers Holdings, Inc.         7,672,676
  75,700 Merrill Lynch & Co., Inc.              6,320,950
                                              -----------
                                               15,285,239
                                              -----------
         Cosmetics & Personal Care - 1.2%
 176,500 Gillette Co.                           7,269,594
  54,500 Procter & Gamble Co.                   5,971,156
                                              -----------
                                               13,240,750
                                              -----------

                                                     Value
  Shares                                            (Note 2)
---------------------------------------------------------------
         Commercial Services - 1.0%
 273,000 Halliburton Co.                         $   10,988,250
                                                 --------------
         Health Care Providers - 0.8%
 181,000 Columbia/HCA Healthcare Corp.                5,305,563
 110,800 Tenet Healthcare Corp.*                      2,603,800
                                                 --------------
                                                      7,909,363
                                                 --------------
         Forest Products & Paper - 0.7%
  77,900 Kimberly-Clark Corp.                         5,082,975
  37,700 Weyerhaeuser Co.                             2,707,331
                                                 --------------
                                                      7,790,306
                                                 --------------
         Metals - 0.6%
  96,400 Engelhard Corp.                              1,819,550
 314,100 Homestake Mining Co.                         2,453,906
 236,500 Placer Dome, Inc.                            2,542,375
                                                 --------------
                                                      6,815,831
                                                 --------------
         Food Retailers - 0.3%
 178,600 Kroger Co.                                   3,371,075
                                                 --------------
         Transportation - 0.1%
  18,000 Kansas City Southern Industries, Inc.        1,343,250
                                                 --------------
         Total Common Stocks                      1,042,801,775
                                                 --------------
         (Cost $735,056,293)
 Total Investments - 96.9%                        1,042,801,775
                                                 --------------
 (Cost $735,056,293)
 Net Other Assets and Liabilities - 3.1%             33,495,041
                                                 --------------
 Total Net Assets - 100.0%                       $1,076,296,816
                                                 ==============

------------------
*   Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $738,086,201. Net unrealized appreciation (depreciation) aggregated $304,715,574, of which $326,388,791 related to appreciated investment securi-ties and $(21,673,217) related to depreciated investment securities.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $1,076,229,940 and $1,136,348,284 of non-governmental issuers, respectively.

At December 31, 1999, the value of the securities loaned amounted to $71,038,419. The value of collateral amounted to $73,233,690.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Equity Index Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                      Value
  Shares                                            (Note 2)
-------------------------------------------------------------
 COMMON STOCKS - 94.8%

         Computer Software & Processing - 10.7%
   6,000 Adobe Systems, Inc.                       $  403,500
 109,808 America Online, Inc.                       8,283,641
   3,000 Autodesk, Inc.                               101,250
  30,800 Automatic Data Processing, Inc.            1,659,350
  12,000 BMC Software, Inc.*                          959,250
   8,800 Cabletron Systems, Inc.*                     228,800
   7,100 Ceridian Corp.*                              153,094
   4,500 Citrix Systems, Inc.*                        553,500
  26,550 Computer Associates International, Inc.    1,856,841
   8,300 Computer Sciences Corp.*                     785,388
  17,500 Compuware Corp.*                             651,875
   3,600 Deluxe Corp.                                  98,775
  23,100 Electronic Data Systems Corp.              1,546,256
  15,000 IMS Health, Inc.                             407,813
 253,600 Microsoft Corp.                           29,607,751
  16,200 Novell, Inc.*                                646,988
  69,980 Oracle Corp.*                              7,842,134
  13,200 Parametric Technology Corp.*                 357,225
  11,900 PeopleSoft, Inc.*                            253,619
   1,400 Shared Medical Systems Corp.                  71,313
  76,800 Sun Microsystems, Inc.                     5,947,200
  15,100 Unisys Corp.*                                482,256
  13,050 Yahoo!, Inc.*                              5,646,572
                                                   ----------
                                                   68,544,391
                                                   ----------

         Computers & Information - 8.5%
  17,000 3Com Corp.*                                  799,000
   8,000 Apple Computer, Inc.*                        822,500
 160,700 Cisco Systems, Inc.                       17,214,988
  83,357 Compaq Computer Corp.                      2,255,849
   3,600 Comverse Technology, Inc.*                   521,100
 124,900 Dell Computer Corp.*                       6,369,900
  49,950 EMC Corp.                                  5,457,038
  15,560 Gateway 2000                               1,121,293
  50,100 Hewlett-Packard Co.                        5,708,269
  88,600 International Business Machines Corp.      9,568,800
   6,400 Lexmark International Group, Inc.*           579,200
  19,700 Minnesota Mining and Manufacturing Co.     1,928,138
  10,200 Seagate Technology, Inc.*                    474,938
   8,900 Silicon Graphics*                             87,331
  14,500 Solectron Corp.*                           1,379,313
                                                   ----------
                                                   54,287,657
                                                   ----------

         Pharmaceuticals - 7.5%
  75,500 Abbott Laboratories                        2,741,594
   4,900 ALZA Corp., Class A*                         169,663
  64,200 American Home Products Corp.               2,531,888
  50,200 AMGEN, Inc.                                3,015,138
  97,400 Bristol-Myers Squibb Co.                   6,251,863
  13,800 Cardinal Health, Inc.                        660,675
  68,400 Johnson & Johnson                          6,369,750
  53,600 Lilly (Eli) & Co.                          3,564,400
  13,814 McKesson HBOC, Corp.                         311,678
 114,800 Merck & Co., Inc.                          7,698,775

                                                      Value
  Shares                                            (Note 2)
-------------------------------------------------------------
         Pharmaceuticals (continued)
   2,100 Millipore Corp.                           $   81,113
 190,100 Pfizer, Inc.                               6,166,369
  25,380 Pharmacia & Upjohn, Inc.                   1,142,100
  72,200 Schering-Plough Corp.                      3,045,938
   4,900 Sigma Aldrich Corp.                          147,306
  42,300 Warner-Lambert Co.                         3,465,956
   4,700 Watson Pharmaceuticals, Inc.*                168,319
                                                   ----------
                                                   47,532,525
                                                   ----------

         Telephone Systems - 7.3%
  15,500 Alltel Corp.                               1,281,656
 157,000 AT & T Corp.                               7,967,750
  76,346 Bell Atlantic Corp.                        4,700,051
  92,400 BellSouth Corp.                            4,325,475
   6,900 CenturyTel, Inc.                             326,888
  37,235 Global Crossing, Ltd.*                     1,861,750
  47,700 GTE Corp.                                  3,365,831
 139,466 MCI WorldCom, Inc.                         7,400,388
 167,498 SBC Communications, Inc.                   8,165,528
  42,900 Sprint Corp.                               2,887,706
  21,200 Sprint Corp. (PCS Group)*                  2,173,000
  24,904 U.S. West, Inc.                            1,793,088
                                                   ----------
                                                   46,249,111
                                                   ----------

         Banking - 6.8%
  19,200 Amsouth Bancorp.                             370,800
  35,788 Associates First Capital Corp., Class A      981,933
  56,375 Banc One Corp.                             1,807,523
  83,959 Bank of America Corp.                      4,213,692
  36,200 Bank Of New York Co., Inc.                 1,448,000
  16,200 BB&T Corp.                                   443,475
   9,637 Capital One Financial Corp.                  464,383
  40,552 Chase Manhattan Corp.                      3,150,384
 165,640 Citigroup, Inc.                            9,203,373
   7,750 Comerica, Inc.                               361,828
  15,175 Fifth Third Bancorp                        1,113,466
  48,396 First Union Corp.                          1,587,994
  48,028 Firstar Corp.                              1,014,592
  44,976 Fleet Boston Financial Corp.               1,565,727
   7,800 Golden West Financial Corp.                  261,300
  11,263 Huntington Bancshares, Inc.                  268,904
  21,800 KeyCorp                                      482,325
  39,318 MBNA Corp.                                 1,071,416
  24,900 Mellon Financial Co.                         848,156
   8,600 Morgan (J.P.) & Co., Inc.                  1,088,975
  30,200 National City Corp.                          715,363
  11,000 Northern Trust Corp.                         583,000
   5,800 Old Kent Financial Corp.                     205,175
  14,400 PNC Bank Corp.                               640,800
  10,700 Regions Financial Corp.                      268,838
   5,100 Republic New York Corp.                      367,200
   7,757 SLM Holding Corp.                            327,733
   8,300 SouthTrust Corp.                             313,844
   7,800 State Street Corp.                           569,888
   8,600 Summit Bancorp                               263,375
  15,800 Suntrust Banks, Inc.                       1,087,238

                       See Notes to Financial Statements.
--------------------------------------------

                               Equity Index Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                    Value
  Shares                                          (Note 2)
-----------------------------------------------------------
         Banking (continued)
  13,700 Synovus Financial Corp.                 $  272,288
   6,900 Union Planters Corp.                       272,119
  35,550 U.S. Bancorp.                              846,534
   9,900 Wachovia Corp.                             673,200
  28,183 Washington Mutual, Inc.                    732,758
  80,630 Wells Fargo Co.                          3,260,476
                                                 ----------
                                                 43,148,075
                                                 ----------

         Oil & Gas - 5.5%
   4,400 Amerada Hess Corp.                         249,700
   6,200 Anadarko Petroleum Corp.                   211,575
   5,600 Apache Corp.                               206,850
   3,400 Ashland, Inc.                              111,988
  15,800 Atlantic Richfield Co.                   1,366,700
  10,582 Burlington Resources, Inc.                 349,867
  32,200 Chevron Corp.                            2,789,325
  10,400 Coastal Corp.                              368,550
   4,000 Columbia Energy Group                      253,000
  30,600 Conoco, Inc., Class B                      761,175
   4,700 Consolidated Natural Gas Co.               305,206
   1,400 Eastern Enterprises                         80,413
  11,200 El Paso Energy Corp.                       434,700
  35,100 Enron Corp.                              1,557,563
 169,730 Exxon Corp.                             13,673,873
   2,300 Helmerich & Payne, Inc.                     50,169
   4,181 Kerr-Mcgee Corp.                           259,222
   2,200 Nicor, Inc.                                 71,500
   1,400 Oneok, Inc.                                 35,175
   1,800 Peoples Energy Corp.                        60,300
  12,500 Phillips Petroleum Co.                     587,500
   4,000 Rowan Cos., Inc.*                           86,750
 105,400 Royal Dutch Petroleum Co.                6,370,113
  27,000 Schlumberger, Ltd.                       1,518,750
   4,400 Sunoco, Inc.                               103,400
  27,100 Texaco, Inc.                             1,471,869
   6,900 Tosco Corp.                                187,594
   5,227 Transocean Sedco Forex Inc.                176,091
  12,381 Union Pacific Resources Group, Inc.        157,858
  11,900 Unocal Corp.                               399,394
  15,200 USX-Marathon Group                         375,250
  21,200 Williams Cos., Inc.                        647,925
                                                 ----------
                                                 35,279,345
                                                 ----------

         Communications - 4.6%
   7,400 ADC Telecommunications, Inc.*              536,963
   3,900 Andrew Corp.*                               73,856
   8,600 General Instrument Corp.*                  731,000
 153,982 Lucent Technologies, Inc.               11,519,778
   7,400 Network Appliance, Inc.                    614,663
  18,000 Nextel Communications, Inc., Class A*    1,856,250
  65,680 Nortel Networks Corp.                    6,633,680
  32,800 Qualcomm, Inc.                           5,776,900
   3,900 Scientific Atlanta, Inc.                   216,938
  19,700 Tellabs, Inc.                            1,264,494
                                                 ----------
                                                 29,224,522
                                                 ----------
                                                    Value
  Shares                                          (Note 2)
-----------------------------------------------------------
         Industrial - Diversified - 4.5%
   2,000 Armstrong World Industries, Inc.        $   66,750
   1,600 FMC Corp.*                                  91,700
 161,200 General Electric Co.                    24,945,700
   1,500 Jostens, Inc.                               36,469
     400 NACCO Industries, Inc., Class A             22,225
  82,842 Tyco International Group SA              3,220,483
                                                 ----------
                                                 28,383,327
                                                 ----------

         Electronics - 4.4%
   5,100 Adaptec, Inc.*                             254,363
   7,200 Advanced Micro Devices, Inc.*              208,350
   8,600 Analog Devices, Inc.*                      799,800
  21,300 Emerson Electric Co.                     1,222,088
 164,200 Intel Corp.                             13,515,713
   7,300 LSI Logic Corp.*                           492,750
  13,300 Micron Technology, Inc.*                 1,034,075
   7,700 Molex Inc.                                 436,494
  29,900 Motorola, Inc.                           4,402,775
   8,500 National Semiconductor Corp.*              363,906
  16,500 Raytheon Co., Class B                      438,281
   8,500 Teradyne, Inc.*                            561,000
  39,400 Texas Instruments, Inc.                  3,816,875
  15,800 Xilinx, Inc.                               718,407
                                                 ----------
                                                 28,264,877
                                                 ----------

         Retailers - 4.1%
   2,600 Alberto-Culver Co., Class B                 67,113
   7,100 AutoZone, Inc.*                            229,419
   6,900 Bed Bath & Beyond Inc.*                    239,775
  10,000 Best Buy Co., Inc.*                        501,875
  10,000 Circuit City Stores, Inc.                  450,625
   5,300 Consolidated Stores Corp.*                  86,125
  10,856 Costco Wholesale Corp.*                    990,610
  19,100 CVS Corp.                                  762,806
  21,700 Dayton-Hudson Corp.                      1,593,594
   5,200 Dillards, Inc., Class A                    104,975
  12,950 Dollar General Corp.                       294,613
  10,400 Federated Department Stores, Inc.*         525,850
   3,400 Harcourt General, Inc.                     136,850
  12,700 J.C. Penney Co., Inc.                      253,206
  24,200 K Mart Corp.*                              243,513
   1,900 Longs Drug Stores Corp.                     49,044
  16,300 May Department Stores Co.                  525,675
  16,000 Office Depot, Inc.*                        175,000
  12,700 Rite Aid Corp.                             142,081
  18,500 Sears Roebuck & Co.                        563,094
   8,000 Sherwin Williams Co.                       168,000
  22,800 Staples, Inc.*                             473,100
   9,400 Tandy Corp.                                462,363
  15,100 TJX Cos., Inc.                             308,606
  11,900 Toys "R" Us, Inc.*                         170,319
  49,200 Walgreen Co.                             1,439,100
 218,600 Wal-Mart Stores, Inc.                   15,110,725
                                                 ----------
                                                 26,068,056
                                                 ----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Equity Index Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                      Value
  Shares                                            (Note 2)
-------------------------------------------------------------
         Beverages, Food & Tobacco - 4.1%
   1,900 Adolph Coors Co.                          $   99,750
  22,800 Anheuser-Busch Companies, Inc.             1,615,950
  29,759 Archer-Daniels-Midland Co.                   362,691
  13,800 Best Foods                                   725,363
   3,300 Brown Forman Corp., Class B                  188,925
  20,900 Campbell Soup Co.                            808,569
 121,300 Coca-Cola Co.                              7,065,725
  20,900 Coca-Cola Enterprises, Inc.                  420,613
  24,000 Conagra, Inc                                 541,500
  14,900 General Mills, Inc.                          532,675
   5,100 Hercules, Inc.                               142,163
   6,900 Hershey Foods Corp.                          327,750
  17,600 H.J. Heinz Co.                               700,700
  19,800 Kellogg Co.                                  610,088
  15,900 Nabisco Group Holdings Corp.                 168,938
  71,500 PepsiCo, Inc.                              2,520,375
 116,200 Philip Morris Cos., Inc.                   2,694,388
   6,600 Quaker Oats Co.                              433,125
  15,800 Ralston Purina Co.                           440,425
  24,900 Safeway, Inc.*                               885,506
  44,500 Sara Lee Corp.                               981,781
  21,200 Seagram Co., Ltd.                            952,675
   6,800 Supervalu, Inc.                              136,000
  16,200 Sysco Corp.                                  640,913
  28,089 Unilever NV                                1,529,095
   8,400 UST, Inc.                                    211,575
   5,700 Wm. Wrigley Jr. Co.                          472,744
                                                   ----------
                                                   26,210,002
                                                   ----------

         Insurance - 2.9%
   7,398 Aetna, Inc.                                  412,901
  13,100 AFLAC Corp.                                  618,156
  39,538 Allstate Corp.                               948,912
  12,117 American General Corp.                       919,377
  76,090 American International Group, Inc.         8,227,231
  12,550 AON Corp.                                    502,000
   8,600 Chubb Corp.                                  484,288
   9,100 CIGNA Corp.                                  733,119
   8,000 Cincinnati Financial Corp.                   249,500
  16,007 Conseco, Inc.                                286,125
  10,900 Hartford Financial Services Group, Inc.      516,388
   8,100 Humana, Inc.*                                 66,319
   5,200 Jefferson Pilot Corp.                        354,900
   9,500 Lincoln National Corp.                       380,000
   5,300 Loews Corp.                                  321,644
  13,250 Marsh & Mclennan Cos., Inc.                1,267,859
   4,900 MBIA, Inc.                                   258,781
   5,200 MGIC Investment Corp.                        312,975
   3,700 Progressive Corp.                            270,563
   6,200 SAFECO Corp.                                 154,225
  11,100 St. Paul Cos.                                373,931
   6,300 Torchmark Corp.                              183,094
   8,400 United Healthcare Corp.                      446,250
  11,718 UnumProvident Corp.                          375,708
                                                   ----------
                                                   18,664,246
                                                   ----------

                                                        Value
  Shares                                              (Note 2)
---------------------------------------------------------------
         Media - Broadcasting & Publishing - 2.9%
   3,000 American Greetings Corp., Class A           $   70,875
  37,516 CBS Corp.*                                   2,398,679
  16,600 Clear Channel Communications, Inc.*          1,481,550
  36,900 Comcast Corp., Class A                       1,865,756
   4,400 Dow Jones & Co., Inc.                          299,200
  13,800 Gannett Co., Inc.                            1,125,563
   4,100 Knight-Ridder, Inc.                            243,950
   9,600 McGraw-Hill Cos., Inc.                         591,600
  30,200 MediaOne Group, Inc.*                        2,319,738
   2,600 Meredith Corp.                                 108,388
   8,400 New York Times Co., Class A                    412,650
  63,160 Time Warner, Inc.                            4,575,153
   3,000 Times Mirror Co., Class A                      201,000
  11,600 Tribune Co.                                    638,725
  34,226 Viacom, Inc., Class B                        2,068,534
                                                     ----------
                                                     18,401,361
                                                     ----------

         Cosmetics & Personal Care - 1.9%
  11,800 Avon Products, Inc.                            389,400
  11,600 Clorox Co.                                     584,350
  28,600 Colgate-Palmolive Co.                        1,859,000
  52,700 Gillette Co.                                 2,170,581
   5,200 International Flavors & Fragrances, Inc.       196,300
  64,700 Procter & Gamble Co.                         7,088,694
                                                     ----------
                                                     12,288,325
                                                     ----------

         Financial Services - 1.9%
  22,100 American Express Co.                         3,674,125
  40,300 Charles Schwab Corp.                         1,546,513
   5,500 Countrywide Credit Industries, Inc.            138,875
  12,230 Franklin Resources, Inc.                       392,124
  50,300 Fannie Mae                                   3,140,606
  34,100 Freddie Mac                                  1,604,831
  23,059 Household International, Inc.                  858,948
   7,050 Providian Financial Corp.                      641,991
                                                     ----------
                                                     11,998,013
                                                     ----------

         Electric Utilities - 1.6%
  10,100 AES Corp.*                                     754,975
   6,700 Ameren Corp.                                   219,425
   9,400 American Electric Power, Inc.                  301,975
   7,700 Carolina Power & Light Co.                     234,369
  10,400 Central & South West Corp.                     208,000
   7,643 Cinergy Corp.                                  184,387
   5,600 CMS Energy Corp.                               174,650
  10,800 Consolidated Edison, Inc.                      372,600
   7,350 Constellation Energy Group, Inc.               213,150
   9,350 Dominion Resources, Inc.                       366,988
   7,100 DTE Energy Co.                                 222,763
  17,917 Duke Energy Corp.                              898,090
  17,000 Edison International                           445,188
  12,100 Entergy Corp.                                  311,575
  11,400 FirstEnergy Corp.                              258,638
   8,700 Florida Power & Light Group Capital, Inc.      372,469
   4,800 Florida Progress Corp.                         203,100
   6,100 GPU, Inc.                                      182,619
   5,600 New Century Energies, Inc.                     170,100
   9,100 Niagara Mohawk Power Corp.*                    126,831

                       See Notes to Financial Statements.
--------------------------------------------

                               Equity Index Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                    Value
  Shares                                          (Note 2)
-----------------------------------------------------------

         Electric Utilities (continued)
   7,600 Northern States Power Co.               $  148,200
   9,100 Peco Energy Co.                            316,225
  18,700 PG&E Corp.                                 383,350
   4,100 Pinnacle West Capital Corp.                125,306
   7,000 PP&L Resources, Inc.                       160,125
  10,700 Public Service Enterprise Group, Inc.      372,494
  14,398 Reliant Energy, Inc.                       329,354
  11,613 Sempra Energy                              201,776
  32,900 Southern Co.                               773,150
  13,440 Texas Utilities Co.                        477,960
  10,600 Unicom Corp.                               355,100
                                                 ----------
                                                  9,864,932
                                                 ----------

         Building Materials - 1.4%
 113,097 Home Depot, Inc.                         7,754,213
  18,800 Lowes Cos., Inc.                         1,123,300
   2,500 Owens-Corning                               48,281
   4,900 Vulcan Materials Co.                       195,694
                                                 ----------
                                                  9,121,488
                                                 ----------

         Chemicals - 1.4%
  11,200 Air Products & Chemicals, Inc.             375,900
   5,600 Avery Dennison Corp.                       408,100
  10,800 Dow Chemical Co.                         1,443,150
  51,400 Du Pont (E.I.) De Nemours and Co.        3,385,975
   3,800 Eastman Chemical Co.                       181,213
   3,400 Grace (W.R.) & Co.*                         47,175
   2,800 Great Lakes Chemical Corp.                 106,925
  31,200 Monsanto Co.                             1,111,500
  17,900 Occidental Petroleum Corp.                 387,088
   8,600 PPG Industries, Inc.                       538,038
   7,900 Praxair, Inc.                              397,469
   4,008 Sealed Air Corp.*                          207,665
   6,600 Union Carbide Corp.                        440,550
                                                 ----------
                                                  9,030,748
                                                 ----------

         Automotive - 1.3%
   3,600 Cooper Tire & Rubber Co.                    56,025
   8,009 Dana Corp.                                 239,769
  27,628 Delphi Automotive Systems Corp.            435,141
  59,300 Ford Motor Co.                           3,168,844
  31,400 General Motors Corp.                     2,282,388
   8,650 Genuine Parts Co.                          214,628
   5,300 Goodrich (B.F.) Co.                        145,750
   7,500 Goodyear Tire & Rubber Co.                 211,406
   4,200 ITT Industries, Inc.                       140,438
   3,100 Navistar International Corp.*              146,863
   3,780 Paccar, Inc.                               167,501
   2,400 Pep Boys - Manny, Moe & Jack                21,900
   9,300 Rockwell International Corp.               445,238
   6,000 TRW, Inc.                                  311,625
                                                 ----------
                                                  7,987,516
                                                 ----------

                                               Value
  Shares                                     (Note 2)
------------------------------------------------------
         Heavy Machinery - 1.2%
  18,700 Applied Materials, Inc.*           $2,369,056
  16,080 Baker Hughes, Inc.                    338,685
   4,200 Black & Decker Corp.                  219,450
   1,200 Briggs & Stratton Corp.                64,350
  17,500 Caterpillar, Inc.                     823,594
   2,100 Cummins Engine Co., Inc.              101,456
  11,500 Deere & Co.                           498,813
  10,000 Dover Corp.                           453,750
   8,000 Ingersoll-Rand Co.                    440,500
   1,800 Milacron, Inc.                         27,675
   5,900 Pall Corp.                            127,219
   5,475 Parker-Hannifin Corp.                 280,936
   4,300 Stanley Works                         129,538
   2,900 Timken Co.                             59,269
  23,500 United Technologies Corp.           1,527,500
   4,500 W.W. Grainger, Inc.                   215,156
                                            ----------
                                             7,676,947
                                            ----------

         Medical Supplies - 1.2%
   6,400 Allergan, Inc.                        318,400
   2,900 Bausch & Lomb, Inc.                   198,469
  14,400 Baxter International, Inc.            904,500
  12,100 Becton, Dickinson & Co.               323,675
   5,500 Biomet, Inc.                          220,000
  20,200 Boston Scientific Corp.*              441,875
   2,600 C.R. Bard, Inc.                       137,800
   7,000 Danaher Corp.                         337,750
   3,700 Eaton Corp.                           268,713
  15,000 Guidant Corp.*                        705,000
   4,500 KLA-Tencor Corp.*                     501,188
   3,400 Mallinckrodt, Inc.                    108,163
  58,600 Medtronic, Inc.                     2,135,238
   5,200 PE Corp. - PE Biosystems Group        625,625
   4,100 St. Jude Medical, Inc.*               125,819
   2,350 Tektronix, Inc.                        91,356
   7,600 Thermo Electron Corp.*                114,000
                                            ----------
                                             7,557,571
                                            ----------

         Securities Broker - 1.0%
   5,752 Bear Stearns Cos., Inc.               245,898
   5,900 Lehman Brothers Holdings, Inc.        499,656
  18,200 Merrill Lynch & Co., Inc.           1,519,700
  27,417 Morgan Stanley Dean Witter & Co.    3,913,777
   7,000 Paine Webber Group, Inc.              271,688
   5,800 T. Rowe Price Associates, Inc.        214,238
                                            ----------
                                             6,664,957
                                            ----------

         Forest Products & Paper - 0.9%
   2,600 Bemis Co.                              90,675
   2,700 Boise Cascade Corp.                   109,350
   4,700 Champion International Corp.          291,106
  10,600 Fort James Corp.                      290,175
   8,300 Georgia-Pacific Corp.                 421,225
   7,300 Ikon Office Solutions, Inc.            49,731
  20,392 International Paper Co.             1,150,874
  26,840 Kimberly-Clark Corp.                1,751,310

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Equity Index Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                    Value
  Shares                                          (Note 2)
-----------------------------------------------------------
         Forest Products & Paper (continued)
   5,200 Louisiana Pacific Corp.                 $   74,100
   5,000 Mead Corp.                                 217,188
   8,400 Pactiv Corp.*                               89,250
   1,500 Potlatch Corp.                              66,938
   2,800 Temple Inland, Inc.                        184,625
   4,850 Westvaco Corp.                             158,231
  11,600 Weyerhaeuser Co.                           833,025
   5,500 Willamette Industries, Inc.                255,406
                                                 ----------
                                                  6,033,209
                                                 ----------

         Commercial Services - 0.9%
   9,100 Allied Waste Industries, Inc.*              80,194
  34,733 Cendant Corp.*                             922,595
   7,900 Dun & Bradstreet Corp.                     233,050
   6,400 Ecolab, Inc.                               250,400
   6,900 Equifax, Inc.                              162,581
  20,600 First Data Corp.                         1,015,838
   3,800 Fluor Corp.                                174,325
  21,600 Halliburton Co.                            869,400
   4,800 H&R Block, Inc.                            210,000
  12,100 Paychex, Inc.                              484,000
   2,300 Perkinelmer, Inc.                           95,881
  13,000 Pitney Bowes, Inc.                         628,063
   5,600 Quintiles Transnational Corp.*             104,650
   6,200 R. R. Donnelley & Sons Co.                 153,838
  13,200 Service Corp. International                 91,575
  30,435 Waste Management, Inc.                     523,102
                                                 ----------
                                                  5,999,492
                                                 ----------

         Aerospace & Defense - 0.9%
  45,838 Boeing Co.                               1,905,142
   9,900 General Dynamics Corp.                     522,225
  38,875 Honeywell International Inc.             2,242,602
  19,282 Lockheed Martin Corp.                      421,794
   3,500 Northrop Grumman Corp.                     189,219
   7,400 Textron, Inc.                              567,488
                                                 ----------
                                                  5,848,470
                                                 ----------

         Metals - 0.8%
  10,700 Alcan Aluminum, Ltd.                       440,706
  18,100 Alcoa, Inc.                              1,502,300
   4,551 Allegheny Technologies Inc.                102,113
  19,200 Barrick Gold Corp.                         339,600
   6,400 Bethlehem Steel Corp.*                      53,600
   4,600 Cooper Industries, Inc.                    186,013
   3,150 Crane Co.                                   62,606
   6,150 Engelhard Corp.                            116,081
   7,900 Freeport-McMoRan Copper & Gold, Inc.*      166,888
  12,600 Homestake Mining Co.                        98,438
   9,300 Inco, Ltd.*                                218,550
  21,900 Masco Corp.                                555,713
   8,111 Newmont Mining Corp.                       198,720
   4,200 Nucor Corp.                                230,213
   4,000 Phelps Dodge Corp.                         268,500
  15,900 Placer Dome, Inc.                          170,925

                                                    Value
  Shares                                          (Note 2)
-----------------------------------------------------------
         Metals (continued)
   3,200 Reynolds Metals Co.                     $  245,200
   4,220 USX - U.S. Steel Group                     139,260
   4,200 Worthington Industries, Inc.                69,563
                                                 ----------
                                                  5,164,989
                                                 ----------

         Entertainment & Leisure - 0.8%
  30,200 Carnival Corp.                           1,443,938
   6,300 Harrah's Entertainment, Inc.*              166,556
   9,450 Hasbro, Inc.                               180,141
  20,512 Mattel, Inc.                               269,220
 101,329 Walt Disney Co.                          2,963,873
                                                 ----------
                                                  5,023,728
                                                 ----------

         Household Products - 0.6%
  12,100 Corning, Inc.                            1,560,144
   8,000 Fortune Brands Inc.                        264,500
  14,700 Illinois Tool Works, Inc.                  993,169
  13,733 Newell Rubbermaid, Inc.                    398,257
   7,300 Owens-Illinois, Inc.*                      182,956
  10,675 Rohm & Haas Co.                            434,339
   2,900 Snap-On, Inc.                               77,031
   2,700 Tupperware Corp.                            45,731
                                                 ----------
                                                  3,956,127
                                                 ----------

         Restaurants - 0.5%
   6,300 Darden Restaurants, Inc.                   114,188
  66,400 McDonald's Corp.                         2,676,750
   7,610 Tricon Global Restaurants, Inc.*           293,936
   5,700 Wendy's International, Inc.                117,563
                                                 ----------
                                                  3,202,437
                                                 ----------

         Apparel Retailers - 0.5%
  41,950 Gap, Inc.                                1,929,700
   8,100 Kohls Corp.*                               584,719
  10,500 Limited, Inc.                              454,781
   6,700 Nordstrom, Inc.                            175,456
                                                 ----------
                                                  3,144,656
                                                 ----------

         Transportation - 0.4%
   4,400 Brunswick Corp.                             97,900
  22,352 Burlington Northern Santa Fe Corp.         542,036
  10,600 CSX Corp.                                  332,575
   1,600 Fleetwood Enterprises, Inc.                 33,000
   5,400 Kansas City Southern Industries, Inc.      402,975
  18,500 Norfolk Southern Corp.                     379,250
   3,000 Ryder System, Inc.                          73,313
  12,200 Union Pacific Corp.                        532,225
                                                 ----------
                                                  2,393,274
                                                 ----------

         Electrical Equipment - 0.3%
  15,500 Eastman Kodak Co.                        1,026,875
   2,000 National Service Industries, Inc.           59,000
   2,000 Polaroid Corp.                              37,625
   2,700 Thomas & Betts Corp.                        86,063
  32,500 Xerox Corp.                                737,344
                                                 ----------
                                                  1,946,907
                                                 ----------

                       See Notes to Financial Statements.
--------------------------------------------

                               Equity Index Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                                 Value
  Shares                                                       (Note 2)
------------------------------------------------------------------------
         Airlines - 0.3%
   7,300 AMR Corp.*                                           $  489,100
   6,500 Delta Air Lines, Inc.                                   323,781
  14,700 FDX Corp.                                               601,781
  24,612 Southwest Airlines, Inc.                                398,407
   3,400 US Airways Group, Inc.*                                 109,013
                                                              ----------
                                                               1,922,082
                                                              ----------

         Advertising - 0.3%
  13,700 Interpublic Group of Companies, Inc.                    790,319
   8,800 Omnicom Group, Inc.                                     880,000
                                                              ----------
                                                               1,670,319
                                                              ----------

         Food Retailers - 0.3%
  20,742 Albertson's, Inc.                                       668,930
   1,700 Great Atlantic & Pacific Tea Co.                         47,388
  40,700 Kroger Co.                                              768,213
   7,300 Winn-Dixie Stores, Inc.                                 174,744
                                                              ----------
                                                               1,659,275
                                                              ----------

         Health Care Providers - 0.2%
  27,600 Columbia/HCA Healthcare Corp.                           809,025
  18,800 HEALTHSOUTH Corp.*                                      101,050
   5,000 Manor Care, Inc.*                                        80,000
  15,100 Tenet Healthcare Corp.*                                 354,850
   3,100 Wellpoint Health Networks Inc.*                         204,406
                                                              ----------
                                                               1,549,331
                                                              ----------

         Textiles, Clothing & Fabrics - 0.2%
   2,900 Liz Claiborne, Inc.                                     109,113
  13,700 Nike, Inc., Class B                                     679,006
   2,600 Reebok International, Ltd.*                              21,288
   1,600 Russell Corp.                                            26,800
     900 Springs Industries, Inc.                                 35,944
   5,800 V.F. Corp.                                              174,000
                                                              ----------
                                                               1,046,151
                                                              ----------

         Home Construction, Furnishings & Appliances - 0.1%
   4,100 Johnson Controls, Inc.                                  233,188
   9,500 Leggett & Platt, Inc.                                   203,656
   4,200 Maytag Corp.                                            201,600
   2,100 Pulte Corp.                                              47,250
   3,600 Whirlpool Corp.                                         234,225
                                                              ----------
                                                                 919,919
                                                              ----------

                                                          Value
      Shares                                             (Note 2)
-------------------------------------------------------------------

               Lodging - 0.1%
      18,100   Hilton Hotels Corp.                     $    174,213
      12,200   Marriott International, Inc., Class A        385,063
       9,300   Mirage Resorts, Inc.*                        142,406
                                                       ------------
                                                            701,682
                                                       ------------

               Containers & Packaging - 0.0%
       1,500   Ball Corp.                                    59,063
       5,800   Crown Cork & Seal Co., Inc.                  129,775
                                                       ------------
                                                            188,838
                                                       ------------
               Heavy Construction - 0.0%
       2,800   Centex Corp.                                  69,125
       2,000   Foster Wheeler Corp.                          17,750
       2,200   Kaufman And Broad Home Corp.                  53,213
       2,800   McDermott International, Inc.                 25,375
                                                       ------------
                                                            165,463
                                                       ------------
               Total Common Stocks                      604,984,341
                                                       ------------
               (Cost $400,583,411)

 INVESTMENT COMPANY - 3.2%
  20,546,114   SSgA Prime Money Market Fund              20,546,114
                                                       ------------
               Total Investment Company                  20,546,114
                                                       ------------
               (Cost $20,546,114)
  Par Value
  ---------
 COMMERCIAL PAPER (B) - 1.6%
               Industrial - 1.6%
 $10,000,000   Invensys, Plc 5.65%, 02/07/00 (A)          9,938,792
                                                       ------------
               Total Commercial Paper                     9,938,792
                                                       ------------
               (Cost $9,938,792)
 U.S. GOVERNMENT OBLIGATIONS (B) (1) - 0.2%
               U.S. Treasury Bill - 0.2%
     500,000   5.56%, 12/07/00                              476,267
     235,000   4.80%, 06/22/00                              222,370
     430,000   5.33%, 12/07/00                              406,526
     535,000   5.51%, 12/07/00                              506,106
                                                       ------------
               Total U.S. Government Obligations          1,611,269
                                                       ------------
               (Cost $1,611,269)
 Total Investments - 99.8%                              637,080,516
                                                       ------------
 (Cost $432,679,586)
 Net Other Assets and Liabilities - 0.2%                  1,149,706
                                                       ------------
 Total Net Assets - 100.0%                             $638,230,222
                                                       ============

------------------
*   Non-income producing security.
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registra-tion, to qualified institutional buyers. At December 31, 1999, these secu-rities amounted to $9,938,792 or 1.6% of net assets.
(B) Effective yield at time of purchase

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Equity Index Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

(1) Securities have been deposited as initial margin on futures contracts. At December 31, 1999, the Portfolio's open futures contracts were as follows:

Number of
Contracts      Contract          Expiration          Aggregate           Market Value at
Purchased        Type               Date               Cost             December 31, 1999
---------      --------          ----------          ---------          -----------------
   86          S & P 500          Mar-2000          $30,929,150            $31,910,300
                                                    ===========         =================

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $434,692,897. Net unrealized appreciation (depreciation) aggregated $202,387,619, of which $224,935,212 related to appreciated investment securi-ties and $(22,547,593) related to depreciated investment securities.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $143,386,271 and $113,896,842 of non-governmental issuers, respectively

At December 31, 1999, the value of the securities loaned amounted to $17,635,001. The value of collateral amounted to $18,163,274.

                       See Notes to Financial Statements.
--------------------------------------------

                          Investment Grade Income Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                           Moody's Ratings    Value
  Par Value                                  (unaudited)    (Note 2)
---------------------------------------------------------------------

 U.S. GOVERNMENT AGENCY MORTGAGE BACKED OBLIGATIONS
 (A) - 30.0%

             Fannie Mae - 22.0%
 $9,701,198  6.00%, 05/01/01 - 02/01/29          Aaa       $9,028,112
  9,108,500  6.50%, 06/01/04 - 10/01/28          Aaa        8,677,079
 49,446,513  7.00%, 08/01/10 - 12/01/11          Aaa       24,291,803
    381,972  7.38%, 08/17/03                     Aaa          382,717
  7,725,854  7.50%, 10/01/25 - 10/01/28          Aaa        7,683,018
  1,953,956  8.00%, 04/01/09 - 04/01/23          Aaa        1,973,806
    313,870  8.50%, 07/01/08                     Aaa          322,752
    295,398  9.00%, 02/01/10                     Aaa          305,827
    200,223  10.00%, 10/01/20 - 12/01/20         Aaa          214,678
                                                           ----------
                                                           52,879,792
                                                           ----------

             Ginnie Mae - 6.0%
  7,768,524  6.50%, 09/15/08 - 02/15/29          Aaa        7,328,452
  1,422,364  7.00%, 05/15/23 - 06/15/23          Aaa        1,385,654
  4,149,007  7.00%, 01/25/00, TBA (D)            Aaa        4,007,684
    813,685  8.00%, 08/15/22 - 09/15/26          Aaa          823,844
    759,633  9.50%, 02/15/06                     Aaa          791,372
                                                           ----------
                                                           14,337,006
                                                           ----------

             Freddie Mac - 2.0%
  2,105,159  7.00%, 08/01/10 - 12/01/11          Aaa        2,089,204
  1,232,226  7.90%, 07/01/16                     Aaa        1,217,593
    697,445  8.00%, 04/01/07 - 08/01/09          Aaa          706,004
    248,063  8.75%, 05/01/17                     Aaa          260,832
    545,595  9.50%, 03/01/01 - 02/01/21          Aaa          573,363
                                                           ----------
                                                            4,846,996
                                                           ----------
             Total U.S. Government Agency Mortgage
             Backed Obligations                            72,063,794
                                                           ----------
             (Cost $74,147,461)

 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 16.3%

             U.S. Treasury Bond - 8.4%
  4,835,000  5.50%, 08/15/28                     Aaa        4,126,373
  9,905,000  7.13%, 02/15/23 (E)                 Aaa       10,313,581
  3,215,000  7.25%, 05/15/16                     Aaa        3,360,681
  1,500,000  7.50%, 11/15/16                     Aaa        1,604,532
    650,000  7.63%, 11/15/22                     Aaa          712,969
     90,000  7.75%, 01/31/00                     Aaa           90,197
                                                           ----------
                                                           20,208,333
                                                           ----------

             Fannie Mae - 4.2%
  3,400,000  6.00%, 05/15/08                     Aaa        3,177,718
  7,500,000  6.50%, 04/29/09                     Aaa        7,027,080
                                                           ----------
                                                           10,204,798
                                                           ----------

             U.S. Treasury Note - 3.7%
  6,350,000  5.63%, 02/28/01                     Aaa        6,312,300
  1,740,000  5.75%, 08/15/03                     Aaa        1,703,570
    300,000  6.25%, 02/15/07                     Aaa          295,219

                                                 Moody's Ratings    Value
 Par Value                                         (unaudited)    (Note 2)
---------------------------------------------------------------------------

            U.S. Treasury Note - (continued)
 $ 250,000  6.50%, 08/15/05                            Aaa       $  250,000
   230,000  6.63%, 03/31/02                            Aaa          231,581
                                                                 ----------
                                                                  8,792,670
                                                                 ----------
            Total U.S. Government and Agency
            Obligations                                          39,205,801
                                                                 ----------
            (Cost $42,196,124)

 CORPORATE NOTES AND BONDS - 36.9%

            Banking - 4.7%
   925,000  BankBoston Corp.
            6.38%, 04/15/08                            A            851,736
 1,500,000  BCH Cayman Islands, Ltd., Yankee
            Subordinated Note, Guaranteed
            6.50%, 02/15/06                            Ba         1,400,803
 1,000,000  Centura Banks, Inc.
            6.50%, 03/15/09                            Baa          905,511
 2,000,000  Chase Manhattan Corp.
            6.38%, 02/15/08                            Aaa        1,857,390
 1,000,000  Compass Trust I, Series A
            8.23%, 01/15/27                            Ba           949,158
 1,750,000  MBNA Corp.
            6.96%, 09/12/02                            Baa        1,716,078
 1,775,000  Providian National Bank
            6.75%, 03/15/02                            Aaa        1,730,510
 2,000,000  Province of Alberta
            4.875%, 10/29/03                           Baa        1,867,820
                                                                 ----------
                                                                 11,279,006
                                                                 ----------

            Media - Broadcasting &
            Publishing - 4.4%
 1,675,000  Comcast Cable Communications, Inc.
            8.13%, 05/01/04                            Baa        1,711,406
 1,125,000  Hearst-Argyle Television, Inc.,
            Senior Note
            7.00%, 01/15/18                            A          1,009,843
 2,000,000  Liberty Media Group
            7.88%, 07/15/09                            Baa        1,990,938
 2,275,000  News America Holdings, Inc.
            7.38%, 10/17/08                            A          2,215,390
   675,000  Time Warner Entertainment Co., LP,
            Senior Debenture
            8.38%, 03/15/23                            Baa          703,937
 1,230,000  Time Warner, Inc., Debenture
            8.05%, 01/15/16                            Baa        1,246,434
   750,000  Time Warner, Inc., Debenture
            9.15%, 02/01/23                            Baa          836,747
 1,000,000  USA Networks, Inc.
            6.75%, 11/15/05                            Ba           955,258
                                                                 ----------
                                                                 10,669,953
                                                                 ----------


                       See Notes to Financial Statements.
                         ------------------------------------------------------

                          Investment Grade Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                    Moody's Ratings    Value
  Par Value                                           (unaudited)    (Note 2)
------------------------------------------------------------------------------

             Telephone Systems - 3.5%
 $1,575,000  AT & T Capital Corp., MTN
             6.25%, 05/15/01                              Baa       $1,558,485
  1,225,000  LCI International, Inc., Senior Note
             7.25%, 06/15/07                              A          1,175,580
  2,275,000  MCI WorldCom, Inc.
             7.75%, 04/01/07                              Baa        2,319,101
  1,800,000  Sprint Capital Corp.
             5.70%, 11/15/03                              A          1,709,266
  1,575,000  U.S. West Capital Funding, Inc.
             6.13%, 07/15/02                              Baa        1,535,242
                                                                    ----------
                                                                     8,297,674
                                                                    ----------
             Securities Broker - 3.4%
  2,500,000  Bear Stearns Cos., Inc., Senior Note
             6.15%, 03/02/04                              A          2,384,903
  2,045,000  Donaldson, Lufkin & Jenrette, Inc.,
             Senior Note
             6.88%, 11/01/05                              Baa        1,967,239
  2,275,000  Morgan Stanley Dean Witter & Co.
             5.63%, 01/20/04                              Aa         2,147,793
  1,700,000  Paine Webber Group, Inc., Senior
             Note
             6.55%, 04/15/08                              Baa        1,549,195
                                                                    ----------
                                                                     8,049,130
                                                                    ----------

             Forest Products & Paper - 2.5%
  1,900,000  Abitibi-Consolidated,
             Yankee Debenture
             7.40%, 04/01/18                              Baa        1,663,422
  1,225,000  Chesapeake Corp.
             7.20%, 03/15/05                              Baa        1,128,586
    800,000  Georgia-Pacific Corp.
             9.95%, 06/15/02                              Baa          846,065
  1,000,000  International Paper Co.
             6.88%, 04/15/29                              A            871,787
  1,500,000  Tennessee Gas Pipeline Co.,
             Debentures
             7.50%, 04/01/17                              Baa        1,414,553
                                                                    ----------
                                                                     5,924,413
                                                                    ----------

             Beverages, Food & Tobacco - 2.1%
  1,700,000  J. Seagram & Sons, Inc.
             7.60%, 12/15/28                              Aaa        1,601,771
  1,500,000  Ralston Purina Co., Debenture
             7.75%, 10/01/15                              A          1,495,137
  2,000,000  Safeway, Inc.
             7.50%, 09/15/09                              Baa        1,974,992
                                                                    ----------
                                                                     5,071,900
                                                                    ----------

                                                   Moody's Ratings    Value
  Par Value                                          (unaudited)    (Note 2)
-----------------------------------------------------------------------------

             Electric Utilities - 1.8%
 $2,195,000  Connecticut Light & Power Co.
             7.88%, 10/01/24                             Baa       $2,207,615
  1,000,000  Ohio Edison Co.
             7.38%, 09/15/02                             Baa        1,003,163
    580,000  Texas Utilities Co.
             7.38%, 10/01/25                             Baa          517,905
    800,000  Texas-New Mexico Power Co., Senior
             Note
             6.25%, 01/15/09                             Baa          680,830
                                                                   ----------
                                                                    4,409,513
                                                                   ----------

             Financial Services - 1.8%
  1,500,000  Legg Mason, Inc., Senior Note
             6.50%, 02/15/06                             Baa        1,420,872
  1,750,000  Money Store, Inc.
             8.05%, 04/15/02                             A          1,781,168
  1,035,000  Travelers Group, Inc.
             7.25%, 05/01/01                             Baa        1,038,819
                                                                   ----------
                                                                    4,240,859
                                                                   ----------

             Retailers - 1.7%
  2,450,000  Dillards, Inc.
             6.13%, 11/01/03                             Baa        2,303,806
  2,000,000  Saks, Inc.
             7.00%, 07/15/04                             Baa        1,892,790
                                                                   ----------
                                                                    4,196,596
                                                                   ----------

             Airlines - 1.6%
  1,300,000  AMR Corp., Debenture
             9.50%, 05/15/01                             Baa        1,331,818
  2,003,000  United Air Lines, Inc.
             9.00%, 12/15/03                             Ba         2,051,547
    407,839  United Air Lines, Inc.
             9.30%, 03/22/08                             Baa          427,778
                                                                   ----------
                                                                    3,811,143
                                                                   ----------

             Metals - 1.1%
  2,500,000  USX Corp.
             9.80%, 7/1/01                               Baa        2,593,503
                                                                   ----------

             Insurance - 1.0%
  1,000,000  AON Capital Trust, Series A
             8.21%, 01/01/27                             A          1,006,822
  1,500,000  Conseco Finance Trust III
             8.80%, 04/01/27                             A          1,358,321
                                                                   ----------
                                                                    2,365,143
                                                                   ----------

             Oil & Gas - 0.9%
    800,000  Union Pacific Resources Group, Inc.
             6.50%, 05/15/05                             A            757,507
  1,500,000  Valero Energy Corp., MTN
             7.50%, 05/31/01 (B)                         BBB        1,498,481
                                                                   ----------
                                                                    2,255,988
                                                                   ----------

                       See Notes to Financial Statements.
--------------------------------------------

                          Investment Grade Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                     Moody's Ratings    Value
  Par Value                                            (unaudited)    (Note 2)
-------------------------------------------------------------------------------

             Communications - 0.8%
 $2,275,000  Lucent Technologies, Inc.
             6.45%, 03/15/29                               Aaa       $1,981,516
                                                                     ----------

             Commercial Services - 0.8%
  2,000,000  Cox Enterprises Inc.
             6.63%, 6/14/02                                Baa        1,973,558
                                                                     ----------

             Computer Software & Processing - 0.8%
  1,850,000  Sun Microsystems, Inc.
             7.35%, 8/15/04                                Baa        1,842,802
                                                                     ----------

             Computers & Information - 0.7%
  2,000,000  International Business Machines
             Corp.
             6.50%, 01/15/28                               A          1,770,482
                                                                     ----------

             Automotive - 0.7%
    400,000  Ford Motor Credit Corp.
             5.80%, 01/12/09                               Aaa          354,600
  1,300,000  Ford Motor Credit Corp.
             6.25%, 12/08/05                               Aaa        1,229,558
                                                                     ----------
                                                                      1,584,158
                                                                     ----------

             Heavy Machinery - 0.6%
  1,550,000  Black & Decker Corp.
             6.63%, 11/15/00                               Baa        1,545,925
                                                                     ----------

             Industrial - Diversified - 0.6%
  1,500,000  Tyco International Group, SA, Yankee
             Subordinated Note
             6.25%, 06/15/03                               Baa        1,421,964
                                                                     ----------

             Pharmaceuticals - 0.6%
  1,500,000  Watson Pharmaceuticals, Inc., Senior
             Note
             7.13%, 05/15/08                               A          1,395,398
                                                                     ----------

             Chemicals - 0.5%
  1,350,000  Georgia Gulf Corp.
             7.63%, 11/15/05                               Baa        1,238,953
                                                                     ----------

             Home Construction, Furnishings & Appliances - 0.3%
    850,000  Pulte Corp., Senior Note
             7.00%, 12/15/03                               Baa          807,149
                                                                     ----------
             Total Corporate Notes
             and Bonds                                               88,726,726
                                                                     ----------
             (Cost $92,619,714)

                                                    Moody's Ratings    Value
  Par Value                                           (unaudited)    (Note 2)
------------------------------------------------------------------------------

 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (A) - 14.5%

 $2,350,000  BankBoston RV Asset Backed Trust,
             Series 1997-1, Class A8
             6.54%, 02/15/09                              Aaa       $2,327,769
    636,685  Barnett Auto Trust, Series 1997-A,
             Class A-3
             6.03%, 11/15/01                              Aaa          636,742
  1,148,392  Bear Stearns Mortgage Securities,
             Inc., Series 1995-1, Class 1A
             6.48%, 05/25/10                              Aaa        1,118,786
  2,100,000  Bear Stearns Mortgage Securities,
             Inc.
             7.06%, 06/15/09                              Baa        2,049,604
  1,250,000  Bear Stearns Mortgage Securities,
             Inc., Series 1996-3, Class A10
             7.75%, 06/25/27                              Baa        1,238,813
    473,490  Carco Auto Loan Master Trust, Series
             1997-1, Class A
             6.69%, 08/15/04                              Aaa          473,012
  1,575,000  Chase Credit Card Master Trust,
             Series 1997-5, Class A
             6.19%, 8/15/05                               Baa        1,547,438
  2,500,000  Citibank Credit Card Master Trust
             5.80%, 02/07/05                              Baa        2,412,750
  1,500,000  Citibank Credit Card Master Trust
             6.65%, 11/15/06                              Baa        1,473,600
  1,066,529  COMM, Series 1999-1, Class A1
             6.15%, 02/15/08                              A          1,020,551
  1,000,000  Copelco Capital Funding Corp.,
             Series 1999-A, Class A4
             5.80%, 04/15/03                              Aaa          975,350
  2,200,000  Discover Card Master Trust I, Series
             1993-3, Class A
             6.20%, 5/16/06                               Aaa        2,139,500
  2,500,000  Diversified REIT Trust, Series 1999-
             1A, Class A2 (F)
             6.78%, 05/26/07                              A          2,321,875
  1,170,016  DLJ Commercial Mortgage Corp.,
             Series 1998-CF2, Class A1A
             5.88%,11/12/31                               Baa        1,104,284
  1,661,393  Financial Asset Securitization,
             Inc., Series 1997-NAM1, Class FXA2
             7.75%, 05/25/27                              Aaa        1,647,205
  1,500,000  First Security Auto Owner Trust,
             Series 1999-1, Class A4
             5.74%, 06/15/04                              Baa        1,462,245
  1,110,389  GMAC Commercial Mortgage Securities,
             Inc., Series 1996-C1, Class A2A, CMO
             6.79%, 09/15/03                              Aaa        1,101,805

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                          Investment Grade Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                    Moody's Ratings    Value
  Par Value                                           (unaudited)    (Note 2)
------------------------------------------------------------------------------

 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (A) - (continued)

 $  150,014  Green Tree Financial Corp., Series
             1994-1, Class A3
             6.90%, 04/15/19                              Aa        $  150,074
    155,876  Green Tree Recreation Equipment &
             Consumer Trust, Series 1996-A, Class
             A1
             5.55%, 02/15/18                              Aaa          151,576
    580,875  Green Tree Recreation Equipment &
             Consumer Trust, Series1997-B, Class
             A1
             6.55%, 07/15/28 (B)                          AAA          574,253
    200,722  Olympic Automobile Receivables
             Trust, Series 1996-A, Class A4
             5.85%, 07/15/01                              Baa          200,688
  2,500,000  Residential Funding Mortgage
             Securities I, Series 1999-S7, Class
             A11
             6.50%, 03/25/29                              Ba         2,400,400
  1,100,000  Sithe/Independence Funding Corp.,
             Series A
             9.00%, 12/30/13                              Aaa        1,124,442
    700,000  Southwest Gas Co., Debenture, Series
             F
             9.75%, 06/15/02                              Baa          733,515
  2,750,000  Toyota Auto Receivables Owner Trust
             6.15%, 08/16/04                              Aaa        2,720,163
    140,048  Vendee Mortgage Trust, Series 1997-
             1, Class 2B CMO
             7.50%, 03/15/13                              NR           139,890
  1,575,000  WFS Financial Owner Trust, Series
             1998-B, Class A4
             6.05%, 04/20/03                              Aaa        1,553,738
                                                                    ----------
             Total Asset-Backed and Mortgage-
             Backed Securities                                      34,800,068
                                                                    ----------
             (Cost $35,675,990)
             Financial Services - 6.5%
  1,510,000  Ciesco L P
             5.97%, 01/24/00                              A          1,489,216
  2,638,000  Homeside Lending, Inc.
             6.06%, 01/25/00                              A          2,601,143
 11,700,000  Westways Funding I (F)
             6.18%, 01/19/00                              A         11,545,346
                                                                    ----------
                                                                    15,635,705
                                                                    ----------

 COMMERCIAL PAPER (C) - 10.4%

                                                 Moody's Ratings    Value
  Par Value                                        (unaudited)     (Note 2)
------------------------------------------------------------------------------

             Banking - 2.1%
 $5,000,000  Compass Securitization LLC
             5.80%, 01/24/00                           A         $  4,979,056
                                                                 ------------

             Automotive - 1.8%
  3,534,000  Enterprise Funding Corp. (F)
             5.92%, 01/25/00                           A            3,493,320
  1,000,000  Republic Industrial Funding Corp.
             6.20%, 01/19/00                           NR             991,561
                                                                 ------------
                                                                    4,484,881
                                                                 ------------
             Total Commercial Paper                                25,099,642
                                                                 ------------
             (Cost $25,099,642)

     Shares
     ------

 INVESTMENT COMPANY - 0.0%

             Investment Company - 0.0%
     67,306  SSgA Prime Money Market Fund              NR              67,306
                                                                 ------------
             Total Investment Company                                  67,306
                                                                 ------------
             (Cost $67,306)
 Total Investments - 108.1%                                       259,963,337
                                                                 ------------
 (Cost $269,806,237)
 Net Other Assets And Liabilities) - (8.1)%                       (19,421,872)
                                                                 ------------
 Total Net Assets - 100.0%                                       $240,541,465
                                                                 ============

------------------
(A) Pass Through Certificates
(B) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(C) Effective yield at time of purchase
(D) Forward Commitment
(E) Designated as Collateral on Forward Commitment
(F) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registra-tion, to qualified institutional buyers. At December 31, 1999, these secu-rities amounted to $17,360,541 or 7.22% of net assets.
CMO Collateralized Mortgage Obligations
MTN Medium Term Note
REIT Real Estate Investment Trust


                       See Notes to Financial Statements.
--------------------------------------------

                          Investment Grade Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $269,847,416. Net unrealized appreciation (depreciation) aggregated $(9,884,079), of which $572,398 related to appreciated investment securities and $(10,456,477) related to depreciated investment securities.

For the period ended December 31, 1999, the Portfolio has elected to defer $271,256 of capital losses attributable to Post-October losses.

At December 31, 1999, the Portfolio had a capital loss carryforward of $319,390 which expires in 2007.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $58,200,975 and $28,560,818 of non-governmental issuers, respectively, and $167,170,746 and $151,227,591 of U.S. Government and Agency issuers, respectively.

At December 31, 1999, the value of the securities loaned amounted to $20,798,694. The value of collateral amounted to $21,251,480.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

            Moody's Ratings                                             S&P Ratings
   Aaa                           52.2%                           AAA                               0.2%
   Aa                             0.9                            BBB                               0.6
   A                             18.2
   Baa                           24.4
   Ba                             3.0
   NR (Not Rated)                 0.5
                                ------                                                          -------
                                 99.2%                                                             0.8%
                                ======                                                          =======

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                              Government Bond Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------


                                                               Value
  Par Value                                                  (Note 2)
----------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY MORTGAGE BACKED OBLIGATIONS (A) - 14.9%

             Fannie Mae - 8.4%
 $1,250,000  6.15%, 06/25/20                                $1,226,812
  3,449,357  6.50%, 05/01/08 - 09/01/14                      3,354,040
    346,918  7.00%, 01/01/10 - 05/01/17                        345,162
    230,103  7.38%, 08/17/03                                   230,552
    651,582  7.50%, 03/01/07                                   657,093
    459,037  8.00%, 04/01/09 - 09/01/21                        464,073
  1,023,093  8.40%, 02/25/09                                 1,037,754
                                                            ----------
                                                             7,315,486
                                                            ----------
             Freddie Mac - 4.1%
  1,690,673  6.28%, 06/15/09                                 1,616,284
    625,312  6.50%, 06/01/04 - 06/01/23                        605,004
    243,487  7.50%, 02/01/07                                   246,086
    324,260  7.90%, 07/01/16                                   320,409
    578,074  8.00%, 09/01/08 - 06/01/19                        585,023
     72,076  9.50%, 03/01/01                                    73,034
    134,355  10.00%, 03/01/21                                  144,090
                                                            ----------
                                                             3,589,930
                                                            ----------
             Ginnie Mae - 2.4%
     66,973  6.50%, 06/15/09                                    65,625
  1,846,813  7.00%, 06/15/09 - 06/15/12                      1,838,926
    181,578  9.50%, 02/15/06                                   188,726
                                                            ----------
                                                             2,093,277
                                                            ----------
             Total U.S. Government Agency Mortgage Backed
             Obligations                                    12,998,693
                                                            ----------
             (Cost $13,275,038)

 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 76.9%

             Fannie Mae - 10.6%
  4,078,000  5.13%, 02/13/04                                 3,826,302
    550,000  5.84%, 03/15/01                                   546,246
  1,425,000  6.18%, 03/15/01                                 1,420,753
  1,713,000  6.38%, 06/15/09                                 1,632,347
  1,850,000  6.45%, 04/23/01                                 1,849,776
                                                            ----------
                                                             9,275,424
                                                            ----------
             Federal Farm Credit Bank - 7.1%
  1,125,000  5.72%, 02/04/03                                 1,093,704
  1,600,000  5.75%, 02/20/03                                 1,555,914
  1,550,000  6.65%, 08/08/03                                 1,542,820
  2,000,000  6.71%, 04/25/01                                 2,006,146
                                                            ----------
                                                             6,198,584
                                                            ----------
             Federal Home Loan Bank - 7.1%
  1,500,000  5.25%, 04/25/02                                 1,458,319
  1,500,000  5.61%, 01/23/03                                 1,455,403
  1,500,000  5.95%, 01/19/06                                 1,424,998
  1,350,000  6.19%, 05/06/08                                 1,274,220
    550,000  6.55%, 03/07/05                                   541,845
                                                            ----------
                                                             6,154,785
                                                            ----------

                                                                       Value
  Par Value                                                          (Note 2)
------------------------------------------------------------------------------
             Freddie Mac - 6.1%
 $2,500,000  5.13%, 10/15/08                                        $2,185,147
  2,200,000  5.75%, 06/15/01 - 07/15/03                              2,162,315
  1,000,000  6.87%, 03/03/03                                         1,003,887
                                                                    ----------
                                                                     5,351,349
                                                                    ----------

             Tennessee Valley Authority, Series D - 1.3%
  1,100,000  6.00%, 11/01/00                                         1,095,856
                                                                    ----------

             U.S. Treasury Bond - 1.5%
  1,100,000  10.75%, 08/15/05                                        1,313,125
                                                                    ----------

             U.S. Treasury Note - 43.2%
    750,000  5.25%, 08/15/03                                           722,813
  7,000,000  5.75%, 11/30/02 - 08/15/03                              6,870,176
  3,250,000  6.00%, 07/31/02 - 08/15/09                              3,186,408
    975,000  6.13%, 08/15/07                                           950,321
  5,750,000  6.25%, 02/28/02                                         5,748,206
  4,275,000  6.38%, 09/30/01                                         4,283,016
  7,415,000  6.50%, 05/31/01 - 10/15/06                              7,425,190
    750,000  6.63%, 04/30/02                                           755,391
  5,350,000  6.88%, 05/15/06                                         5,443,625
  2,250,000  7.25%, 05/15/04                                         2,318,906
                                                                    ----------
                                                                    37,704,052
                                                                    ----------
             Total U.S. Government and
             Agency Obligations                                     67,093,175
                                                                    ----------
             (Cost $69,938,443)

 ASSET BACKED SECURITIES (A) - 8.2%

  1,250,000  American Express Credit Account Master Trust, Series
             1999-1, Class A
             5.60%, 11/15/06                                         1,188,000
  1,500,000  American Express Master Trust, Series 1998-1,
             Class A
             5.90%, 04/15/04                                         1,455,960
  2,300,000  Chase Credit Card Master Trust, Series 1997-2,
             Class A
             6.30%, 04/15/03                                         2,297,930
  1,500,000  Discover Card Master Trust I, Series 1998-2, Class A
             5.80%, 09/16/03                                         1,481,249
     24,940  Green Tree Recreation Equipment & Consumer Trust,
             Series 1996-A, Class A1
             5.55%, 02/15/18                                            24,252
    722,863  Premier Auto Trust, Series 1996-4, Class A4
             6.40%, 10/06/01                                           723,369
                                                                    ----------
             Total Asset Backed Securities                           7,170,760
                                                                    ----------
             (Cost $7,313,405)


                       See Notes to Financial Statements.
--------------------------------------------

                              Government Bond Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                           Value
 Shares                                  (Note 2)
----------------------------------------------------
 INVESTMENT COMPANY - 0.2%

 156,791 SSgA Prime Money Market Fund   $   156,791
                                        -----------
         Total Investment Company           156,791
                                        -----------
         (Cost $156,791)
 Total Investments - 100.2%              87,419,419
                                        -----------
 (Cost $90,683,677)
 Net Other Assets and Liabilities -
  (0.2)%                                   (172,652)
                                        -----------
 Total Net Assets - 100.0%              $87,246,767
                                        ===========

------------------
(A) Pass Through Certificates

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $90,736,744. Net unrealized appreciation (depreciation) aggregated $(3,317,325), of which $7,789 related to appreciated investment securities and $(3,325,114) related to depreciated investment securities.

At December 31, 1999, the Portfolio had a capital loss carryforwards which expire as follows: $1,176,161 in 2002; $515,322 in 2003; $461,593 in 2004;
$64,602 in 2005; $307,677 in 2007.

For the period ended December 31, 1999, the Portfolio has elected to defer $161,924 of capital losses attributable to Post-October losses.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $2,518,140 and $742,242 of non-governmental issuers, respectively and $48,805,549 and $33,513,708 of U.S. Government and Agency issuers, respectively.

At December 31, 1999, the value of the securities loaned amounted to $22,250,690. The value of collateral amounted to $22,985,563.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

                                  Moody's Ratings
       Aaa                                                               98.8%
       NR (Not Rated)                                                     0.2
                                                                        ------
                                                                        100.0%
                                                                        ======

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Money Market Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                           Value
  Par Value                                              (Note 2)
------------------------------------------------------------------

 CORPORATE NOTES - 47.6%

             Banking - 12.5%
 $4,000,000  Bankers Trust Corp.
             9.50%, 06/14/00                            $4,058,769
  1,500,000  Bayerische Landesbank NY
             6.25%, 03/15/00                             1,500,205
  6,000,000  Chase Manhattan Corp. MTN
             4.96%, 01/20/00*                            6,000,048
 10,000,000  Comerica Bank
             6.53%, 09/25/00*                            9,998,077
  5,000,000  First National Bank of Chicago, Euro MTN
             7.00%, 05/08/00                             5,027,230
  9,000,000  First Union National Bank, MTN
             6.27%, 09/27/00*                            8,994,991
  2,750,000  Fleet Boston Financial Corp., MTN
             6.38%, 08/11/00                             2,751,470
  7,000,000  Key Bank National Association, MTN
             5.13%, 03/22/00                             6,999,321
  2,000,000  KeyCorp
             6.30%, 04/20/00                             2,000,852
  2,000,000  Norwest Financial, Inc.
             6.88%, 06/15/00                             2,009,553
 15,000,000  Wilmington Trust Corp.
             6.02%, 10/01/00                            14,993,533
                                                        ----------
                                                        64,334,049
                                                        ----------
             Securities Broker - 11.6%
  1,575,000  Bear Stearns Cos., Inc., MTN
             6.50%, 06/15/00                             1,580,975
  5,000,000  Bear Stearns Cos., Inc., MTN
             5.00%, 02/02/00*                            5,000,000
  2,000,000  Donaldson, Lufkin & Jenrette, Inc., MTN
             6.31%, 05/26/00                             2,003,276
  1,300,000  Goldman Sachs and Co. (A)
             5.56%, 01/11/01                             1,289,258
  4,000,000  Goldman Sachs and Co. (A)
             5.04%, 02/07/00*                            4,000,000
  7,000,000  Lehman Brothers Holdings, Inc., MTN
             7.29%, 09/25/00                             7,037,945
  4,236,000  Merrill Lynch & Co., Inc., MTN
             6.47%, 02/15/00*                            4,238,121
    675,000  Merrill Lynch & Co., Inc., MTN
             6.70%, 08/01/00                               677,556
 14,000,000  Morgan Stanley Dean Witter & Co., MTN
             6.08%, 02/14/00*                           14,000,000
 10,000,000  Paine Webber Group, Inc., MTN
             6.64%, 12/12/00*                           10,000,000
  6,750,000  Paine Webber Group, Inc., MTN
             7.00%, 03/01/00                             6,764,318
  2,000,000  Paine Webber Group, Inc., MTN
             7.00%, 03/01/00                             2,001,946
  1,000,000  Salomon Smith Barney Holdings, Inc.
             6.63%, 01/30/00                             1,002,772
                                                        ----------
                                                        59,596,167
                                                        ----------

                                                                     Value
  Par Value                                                        (Note 2)
----------------------------------------------------------------------------

             Financial Services - 9.2%
 $1,000,000  Abbey National Treasury Service PLC
             5.13%, 05/04/00                                      $  996,329
  1,000,000  Beneficial Corp., MTN
             5.09%, 01/10/00*                                      1,000,025
  1,000,000  Countrywide Funding Corp.
             7.31%, 08/28/00                                       1,006,733
  7,000,000  Heller Financial, Inc.
             6.49%, 09/18/00*                                      6,995,170
 10,000,000  Heller Financial, Inc.
             5.90%, 08/07/00                                       9,996,833
 23,000,000  Homeside Lending, Inc., MTN
             6.27%, 08/16/00*                                     23,002,865
  2,000,000  Household Finance Corp.
             6.37%, 06/30/00                                       2,002,796
  2,000,000  Household Finance Corp.
             6.75%, 06/01/00                                       2,008,733
                                                                  ----------
                                                                  47,009,484
                                                                  ----------

             Telephone Systems - 3.1%
 11,885,000  GTE Corp.
             6.16%, 06/12/00*                                     11,880,251
  2,356,000  GTE Corp.
             9.38%, 12/01/00                                       2,419,519
  1,500,000  Nynex Capital Funding Corp.
             9.40%, 06/01/00                                       1,522,393
                                                                  ----------
                                                                  15,822,163
                                                                  ----------

             Electric Utilities - 2.9%
 15,000,000  National Rural Utilities Cooperative Finance Corp.
             6.14%, 06/26/00*                                     15,000,091
                                                                  ----------

             Automotive - 2.3%
  6,000,000  American Honda Finance Corp. (A)
             5.00%, 01/20/00*                                      5,999,876
  6,000,000  American Honda Finance Corp. (A)
             5.78%, 08/02/00*                                      5,999,314
                                                                  ----------
                                                                  11,999,190
                                                                  ----------

             Aerospace & Defense - 1.9%
 10,000,000  Textron Financial Corp. (A)
             5.92%, 05/12/00*                                     10,000,000
                                                                  ----------

             Heavy Machinery - 1.7%
  4,000,000  Caterpillar Financial Services Corp., MTN
             6.28%, 05/01/00                                       4,010,484
  4,500,000  John Deere Capital Corp.
             5.68%, 04/10/00                                       4,502,473
                                                                  ----------
                                                                   8,512,957
                                                                  ----------

             Retailers - 0.9%
  3,700,000  Sears Roebuck Acceptance, MTN
             5.88%, 05/08/00                                       3,697,381
  1,000,000  Wal-Mart Stores, Inc.
             5.85%, 06/01/00                                       1,000,760
                                                                  ----------
                                                                   4,698,141
                                                                  ----------

                       See Notes to Financial Statements.
--------------------------------------------

                               Money Market Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                        Value
  Par Value                                           (Note 2)
----------------------------------------------------------------

             Commercial Services - 0.6%
 $3,000,000  International Lease Finance Corp.
             6.63%, 06/01/00                         $ 3,013,592
                                                     -----------

             Transportation - 0.6%
  3,000,000  Richmond County Development Authority
             5.65%, 06/01/00                           2,997,934
                                                     -----------

             Computers & Information - 0.3%
  1,500,000  International Business Machines Corp.
             5.79%, 03/20/00*                          1,498,932
                                                     -----------
             Total Corporate Notes                   244,482,700
                                                     -----------
             (Cost $244,482,700)

 COMMERCIAL PAPER (B) - 37.3%

             Financial Services - 10.5%
  1,212,000  Associates Financial Services
             5.95%, 01/27/00                           1,190,566
  5,000,000  Fairway Finance Corp. (A)
             5.84%, 03/09/00                           4,858,056
 14,000,000  Finova Capital Corp.
             5.08%, 02/25/00*                         14,000,000
  5,000,000  Franklin Resources, Inc. (A)
             6.75%, 02/14/00                           4,949,375
  6,000,000  Pegasus Four Ltd. (A)
             6.20%, 01/12/00                           5,915,267
  5,536,000  Swiss Re Financial Products
             5.80%, 02/15/00                           5,494,973
 10,000,000  Tulip Funding Corp. (A)
             6.18%, 01/26/00                           9,847,217
  1,820,000  Variable Funding Capital (A)
             6.60%, 01/10/00                           1,811,325
  3,000,000  Westways Funding I (A)
             6.17%, 01/31/00                           2,954,239
  2,684,000  Westways Funding V (A)
             6.20%, 01/12/00                           2,645,634
                                                     -----------
                                                      53,666,652
                                                     -----------

             Securities Broker - 9.4%
 11,000,000  Bear Stearns Cos., Inc.
             5.28%, 03/30/00*                         11,000,000
 15,000,000  Donaldson, Lufkin & Jenrette, Inc.
             6.20%, 02/29/00                          14,839,833
 11,550,000  Goldman Sachs and Co. (A)
             6.60%, 12/21/00                          11,550,000
  2,500,000  Lehman Brothers Holdings, Inc.
             5.75%, 03/27/00                           2,405,365
  5,000,000  Lehman Brothers Holdings, Inc.
             5.58%, 02/14/00                           4,831,825
  4,000,000  Morgan Stanley Dean Witter & Co.
             5.43%, 01/31/00                           3,878,127
                                                     -----------
                                                      48,505,150
                                                     -----------

                                                                Value
  Par Value                                                   (Note 2)
------------------------------------------------------------------------

             Education - 3.8%
 $7,000,000  Arizona Student Loan
             7.05%, 01/05/00                                 $ 6,990,404
  5,000,000  Massachusetts College of Pharmacy
             5.85%, 06/08/00                                   4,870,000
  7,830,000  Massachusetts College of Pharmacy
             5.85%, 06/06/00                                   7,627,692
                                                             -----------
                                                              19,488,096
                                                             -----------

             Commercial Services - 3.5%
  8,500,000  Block Financial Corp. (A)
             6.17%, 01/31/00                                   8,380,542
 10,000,000  Block Financial Corp. (A)
             6.15%, 01/31/00                                   9,856,500
                                                             -----------
                                                              18,237,042
                                                             -----------

             Chemicals - 2.9%
 15,000,000  Akzo Nobel, Inc.
             5.80%, 03/13/00                                  14,690,775
                                                             -----------

             Oil & Gas - 1.9%
 10,000,000  Equilon Enterprises, LLC
             5.74%, 01/24/00                                   9,760,833
                                                             -----------

             Automotive - 1.7%
  1,630,000  Enterprise Funding Corp. (A)
             5.95%, 01/18/00                                   1,614,644
  1,546,000  Enterprise Funding Corp. (A)
             5.95%, 01/27/00                                   1,529,136
  5,575,000  Enterprise Funding Corp. (A)
             6.20%, 02/11/00                                   5,519,312
                                                             -----------
                                                               8,663,092
                                                             -----------

             Forest Products & Paper - 1.7%
  4,500,000  Jefferson Smurfit Financial
             6.80%, 01/21/00                                   4,480,450
  1,000,000  Jefferson Smurfit Financial
             6.95%, 01/18/00                                     996,139
  1,200,000  Jefferson Smurfit Financial
             6.80%, 01/24/00                                   1,193,880
  2,000,000  Jefferson Smurfit Financial
             6.80%, 01/28/00                                   1,988,289
                                                             -----------
                                                               8,658,758
                                                             -----------

             Industrial - 1.0%
  5,000,000  Invensys, Plc (A)
             5.65%, 02/07/00                                   4,970,181
                                                             -----------

             Electric Utilities - 0.9%
  5,000,000  Florida Power & Light Group Capital, Inc. (A)
             5.45%, 01/31/00                                   4,848,611
                                                             -----------
             Total Commercial Paper                          191,489,190
                                                             -----------
             (Cost $191,489,190)

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Money Market Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                             Value
   Par Value                                               (Note 2)
---------------------------------------------------------------------

 CERTIFICATES OF DEPOSIT - 12.1%

 $15,000,000   Abbey National Treasury Service PLC
               6.31%, 01/31/00                            $15,005,661
   5,000,000   Bankers Trust Corp.
               6.16%, 04/10/00*                             4,999,702
  10,000,000   Barclays Bank, Plc, Yankee CD
               4.89%, 05/12/00*                             9,997,879
  10,000,000   CIC Floating Rate CD
               5.82%, 08/02/00*                             9,998,857
   3,000,000   Commerzbank, AG, Yankee CD
               4.99%, 01/25/00                              2,999,978
   8,000,000   European American Bank
               5.28%, 05/12/00                              7,999,166
  10,000,000   National Bank Canada NY
               6.10%, 11/22/00                              9,994,035
   1,215,000   Toronto Dominion Bank NY
               5.18%, 02/29/00                              1,213,994
                                                          -----------
               Total Certificates of Deposit               62,209,272
                                                          -----------
               (Cost $62,209,272)
 U.S. GOVERNMENT AGENCY OBLIGATIONS (B) - 3.6%

               Federal Home Loan Bank - 2.7%
     900,000   4.85%, 01/27/00                                899,590
   8,000,000   5.19%, 03/24/00*                             8,000,670
   5,000,000   5.22%, 03/17/00                              5,000,000
                                                          -----------
                                                           13,900,260
                                                          -----------
               Fannie Mae - 0.9%
   5,000,000   5.62%, 09/01/00                              4,785,347
                                                          -----------
               Total U.S. Government Agency Obligations    18,685,607
                                                          -----------
               (Cost $18,685,607)

   Shares
   ------

 INVESTMENT COMPANIES - 3.4%

  17,438,366   Scudder Institutional Money Market Fund     17,438,366
       3,830   SSgA Prime Money Market Fund                     3,830
                                                          -----------
               Total Investment Companies                  17,442,196
                                                          -----------
               (Cost $17,442,196)

                                                                    Value
  Par Value                                                        (Note 2)
------------------------------------------------------------------------------

 ASSET BACKED AND MORTGAGE BACKED SECURITIES - 1.7%

 $1,514,163  Fidelity Equipment Lease Trust, Series 1999-1,
             Class A1 (A), CMO
             5.16%, 06/16/00                                     $  1,514,163
  1,839,743  Fidelity Equipment Lease Trust, Series 1999-2,
             Class A1 (A), CMO
             6.13%, 12/15/00                                        1,839,743
  5,000,000  SMM Trust, 1999-C (A)
             6.42%, 01/26/00*                                       5,000,000
                                                                 ------------
             Total Asset Backed and Mortgage Backed Securities      8,353,906
                                                                 ------------
             (Cost $8,353,906)

 MUNICIPAL OBLIGATIONS - 0.2%

  1,000,000  New Jersey State Municipal
             6.38%, 08/01/00                                        1,004,020
                                                                 ------------
             Total Municipal Obligations                            1,004,020
                                                                 ------------
             (Cost $1,004,020)

 Total Investments - 105.9%                                       543,666,891
                                                                 ------------
 (Cost $543,666,891)
 Net Other Assets and Liabilities - (5.9)%                        (30,061,012)
                                                                 ------------
 Total Net Assets - 100.0%                                       $513,605,879
                                                                 ============

------------------
* Variable rate security. The rate shown reflects rate in effect at December 31, 1999.
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1999, these securities amounted to $116,892,393 or 22.76% of net assets.
(B) Effective yield at time of purchase
CMO Collateralized Mortgage Obligation
MTN Medium Term Note

                       See Notes to Financial Statements.
--------------------------------------------

                               Money Market Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $543,666,891.

At December 31, 1999, the Portfolio had a capital loss carryforwards which expire as follows: $347 in 2002; $144 in 2003; $35,977 in 2004; $8,154 in 2005;
$52,338 in 2006.
OTHER INFORMATION
The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

          Moody's Ratings
            (Unaudited)
       Aaa                                                               96.79%
       NR (Not Rated)                                                     3.21
                                                                        ------
                                                                        100.00%
                                                                        ======

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------

                           Allmerica Investment Trust

      STATEMENTS OF ASSETS AND LIABILITIES (in 000's) . December 31, 1999
--------------------------------------------------------------------------------


                                                          Select       Select
                                                        Aggressive  International
                                                        Growth Fund  Equity Fund
---------------------------------------------------------------------------------
ASSETS:
Investments:
 Investments at cost..................................  $  749,669   $  430,165
 Net unrealized appreciation (depreciation)...........     275,614      230,498
                                                        ----------   ---------
 Total investments at value...........................   1,025,283      660,663
Cash and foreign currency*............................          10       17,991
Short-term investments held as collateral for
 securities loaned....................................      92,598       48,600
Receivable for investments sold.......................         735           20
Receivable for shares sold............................       1,173        1,555
Receivable for variation margin.......................          --           --
Interest and dividend receivables.....................         598          529
Receivable for expense reimbursement..................          --           --
Deferred organizational expense.......................          --           --
Dividend tax reclaim receivables......................          --          633
                                                        ----------   ---------
 Total Assets.........................................   1,120,397      729,991
                                                        ----------   ---------
LIABILITIES:
Payable for investments purchased.....................      10,884           --
Payable for shares repurchased........................         107          253
Collateral for securities loaned......................      92,598       48,600
Net unrealized depreciation on forward currency
 contracts............................................          --          981
Advisory fee payable..................................         638          482
Accrued expenses and other payables...................         471          334
                                                        ----------   ---------
 Total Liabilities....................................     104,698       50,650
                                                        ----------   ---------
NET ASSETS............................................  $1,015,699   $  679,341
                                                        ==========   =========
NET ASSETS consist of
Paid-in capital.......................................  $  533,575   $  423,297
Undistributed (distribution in excess of) net
 investment income (loss).............................          --        3,722
Accumulated (distribution in excess of) net realized
 gain (loss) on investments sold, foreign currency
 transactions and futures contracts...................     206,510       22,791
Net unrealized appreciation (depreciation) of
 investments, assets and liabilities in foreign
 currency and futures contracts.......................     275,614      229,531
                                                        ----------   ---------
TOTAL NET ASSETS......................................  $1,015,699   $  679,341
                                                        ==========   =========
Shares of beneficial interest outstanding
(unlimited authorization, no par value) (in 000's)....     297,774      334,405
NET ASSET VALUE,
Offering and redemption price per share
(Net Assets/Shares Outstanding).......................  $    3.411   $    2.031
                                                        ==========   =========

------------------------------------
*   Cost $17,967 for Select International Equity Fund.

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Investment Trust

                    Equity        Investment Grade       Government        Money
      Growth        Index              Income               Bond           Market
       Fund          Fund               Fund                Fund            Fund
-----------------------------------------------------------------------------------
    $  735,056     $432,680           $269,806            $90,684         $543,667
       307,746      204,401             (9,843)            (3,264)              --
    ----------
                   --------           --------            -------         --------
     1,042,802      637,081            259,963             87,420          543,667
        22,438            3                  8                  4                3
        73,234       18,163             21,251             22,986               --
        24,740           --                 36                 26               --
           461          714                 --                 --               --
            --           73                 --                 --               --
           981          704              3,454              1,318            5,495
            --           --                 --                 --               --
            --           --                 --                 --               --
            15            9                 --                 --               --
    ----------
                   --------           --------            -------         --------
     1,164,671      656,747            284,712            111,754          549,165
    ----------
                   --------           --------            -------         --------
        14,240           --             21,376                 --           22,164
             5           --              1,316              1,370           13,257
        73,234       18,163             21,251             22,986               --
            --           --                 --                 --               --
           367          144                 90                 40              100
           528          210                138                111               38
    ----------
                   --------           --------            -------         --------
        88,374       18,517             44,171             24,507           35,559
    ----------
                   --------           --------            -------         --------
    $1,076,297     $638,230           $240,541            $87,247         $513,606
    ==========     ========           ========            =======         ========
    $  665,263     $368,050           $251,016            $93,252         $513,703
           206          247                 --                 --               --
       103,082       64,551               (632)            (2,740)             (97)
       307,746      205,382             (9,843)            (3,265)              --
    ----------     --------           --------            -------         --------
    $1,076,297     $638,230           $240,541            $87,247         $513,606
     ==========    ========           ========            =======         ========
       325,117      157,214            228,917             86,290          513,705
     $ 3.310       $  4.060           $  1.051            $ 1.011         $  1.000
    ==========     ========           ========            =======         ========

                         ------------------------------------------------------

                           Allmerica Investment Trust

   STATEMENTS OF OPERATIONS (in 000's) . For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

                                                          Select       Select
                                                        Aggressive  International
                                                        Growth Fund  Equity Fund
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest.............................................  $      671   $      615
 Dividends............................................       2,378        9,810
 Securities lending income............................         267          121
 Less net foreign taxes withheld......................          --       (1,180)
                                                        ---------    ---------
 Total investment income..............................       3,316        9,366
                                                        ---------    ---------
EXPENSES
 Investment advisory fees.............................       6,804        4,936
 Custodian and Fund accounting fees...................         233          447
 Legal fees...........................................          12            8
 Audit fees...........................................          59           45
 Trustees' fees and expenses..........................          16           11
 Reports to shareholders..............................         162          121
 Amortization of organization costs...................          --           --
 Miscellaneous........................................          13           10
                                                        ---------    ---------
 Total expense before reductions and waiver...........       7,299        5,578
 Less reductions......................................        (271)         (54)
 Less reimbursement/waiver............................          --           --
                                                        ---------    ---------
 Total expenses net of reductions and waiver..........       7,028        5,524
                                                        ---------    ---------
NET INVESTMENT INCOME (LOSS)..........................      (3,712)       3,842
                                                        ---------    ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments sold.........     208,801       31,286
 Net realized gain (loss) on futures contracts........          --           --
 Net realized gain (loss) on foreign currency
  transactions........................................          --        2,399
 Net change in unrealized appreciation (depreciation)
  of assets and liabilities in foreign currency.......          --          570
 Net change in unrealized appreciation (depreciation)
  of investments and futures contracts................      76,344      126,449
                                                        ---------    ---------
NET GAIN (LOSS) ON INVESTMENTS........................     285,145      160,704
                                                        ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS...........................................  $  281,433   $  164,546
                                                        =========    =========

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Investment Trust

                     Equity           Investment Grade         Government          Money
      Growth         Index                 Income                 Bond            Market
       Fund           Fund                  Fund                  Fund             Fund
-----------------------------------------------------------------------------------------
     $    687       $    138              $16,469               $ 5,881           $22,442
        9,616          7,248                   70                    35               269
          101             22                   22                    25                --
         (106)           (71)                  --                    --                --
     --------       --------              -------               -------           -------
       10,298          7,337               16,561                 5,941            22,711
     --------       --------              -------               -------           -------
        4,048          1,531                1,060                   478             1,020
          249            235                  100                    69               112
           14              8                    4                     1                 6
           77             39                   14                     8                18
           19             11                    5                     2                 8
          130            100                   56                    25                66
           --             --                   --                    --                --
           15              9                    3                     1                 2
     --------       --------              -------               -------           -------
        4,552          1,933                1,242                   584             1,232
         (335)            (9)                  --                    --                --
           --             --                   --                    --                --
     --------       --------              -------               -------           -------
        4,217          1,924                1,242                   584             1,232
     --------       --------              -------               -------           -------
        6,081          5,413               15,319                 5,357            21,479
     --------       --------              -------               -------           -------
      104,952         64,558                 (638)                 (500)               --
           --            548                   --                    --                --
           --             --                   --                    --                --
           --             --                   --                    --                --
      135,166         35,155              (16,613)               (4,565)               --
     --------       --------              -------               -------           -------
      240,118        100,261              (17,251)               (5,065)               --
     --------       --------              -------               -------           -------
     $246,199       $105,674              $(1,932)              $   292           $21,479
     ========       ========              =======               =======           =======

                         ------------------------------------------------------

                           Allmerica Investment Trust

                 STATEMENTS OF CHANGES IN NET ASSETS (in 000's)
--------------------------------------------------------------------------------

                              Select Aggressive         Select International
                                 Growth Fund                 Equity Fund               Growth Fund
---------------------------------------------------------------------------------------------------------
                                                                                      Years Ended
                           Years Ended December 31,   Years Ended December 31,        December 31,
                              1999          1998          1999          1998         1999        1998
---------------------------------------------------------------------------------------------------------
NET ASSETS at beginning
 of year................  $   752,741   $   604,123   $    505,553  $    397,915  $   860,333  $ 728,679
                          -----------   -----------   ------------  ------------  -----------  ---------
Increase (decrease) in
net assets
resulting from
operations:
 Net investment income
  (loss)................       (3,712)       (2,428)         3,842         4,550        6,081      8,521
 Net realized gain
  (loss) on investments
  sold and foreign
  currency
  transactions..........      208,801          (367)        33,685        (7,626)     104,952     86,003
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments and assets
  and liabilities in
  foreign currency......       76,344        71,945        127,019        70,083      135,166     45,169
                          -----------   -----------   ------------  ------------  -----------  ---------
 Net increase in net
  assets resulting from
  operations............      281,433        69,150        164,546        67,007      246,199    139,693
                          -----------   -----------   ------------  ------------  -----------  ---------
Distributions to
shareholders from:
 Net investment income..           --            --             --        (6,430)      (6,015)    (8,516)
 Distribution in excess
  of net investment
  income................           --            --             --            --           --         --
 Net realized gain on
  investments...........           --            --             --            --      (86,927)    (8,113)
                          -----------   -----------   ------------  ------------  -----------  ---------
  Total distributions...           --            --             --        (6,430)     (92,942)   (16,629)
                          -----------   -----------   ------------  ------------  -----------  ---------
Capital share
transactions:
 Net proceeds from sales
  of shares.............      182,716       102,931        402,948       141,035       32,074     28,087
 Issued to shareholders
  in reinvestment of
  distributions.........           --            --            --          6,430       92,942     16,629
 Cost of shares
  repurchased...........     (201,191)      (23,463)      (393,706)     (100,404)     (62,309)   (36,126)
                          -----------   -----------   ------------  ------------  -----------  ---------
  Net increase from
   capital share
   transactions.........      (18,475)       79,468          9,242        47,061       62,707      8,590
                          -----------   -----------   ------------  ------------  -----------  ---------
  Total increase
   (decrease) in net
   assets...............      262,958       148,618        173,788       107,638      215,964    131,654
                          -----------   -----------   ------------  ------------  -----------  ---------
NET ASSETS at the end of
 year...................  $ 1,015,699   $   752,741   $    679,341  $    505,553  $ 1,076,297  $ 860,333
                          ===========   ===========   ============  ============  ===========  =========
Undistributed
 (distribution in excess
 of) net investment
 income (loss)..........  $        --   $        --   $      3,722  $     (2,522) $       206  $     140
                          ===========   ===========   ============  ============  ===========  =========
OTHER INFORMATION:
Share transactions:
 Sold...................       65,884        46,519        241,959        94,467       10,842     11,374
 Issued to shareholders
  in reinvestment of
  distributions.........           --            --             --         4,119       30,570      6,073
 Repurchased............      (74,092)      (12,098)      (235,513)      (67,343)     (20,806)   (14,496)
                          -----------   -----------   ------------  ------------  -----------  ---------
  Net increase in shares
   outstanding..........       (8,208)       34,421          6,446        31,243       20,606      2,951
                          ===========   ===========   ============  ============  ===========  =========

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Investment Trust

        Equity Index             Investment Grade               Government                 Money Market
            Fund                    Income Fund                  Bond Fund                     Fund
---------------------------------------------------------------------------------------------------------------
  Years Ended December 31,    Years Ended December 31,    Years Ended December 31,    Years Ended December 31,
    1999           1998          1999          1998          1999          1998          1999          1998
---------------------------------------------------------------------------------------------------------------
  $   481,877  $   297,191   $   230,623   $   189,503   $    81,018   $    55,513   $   336,253   $   260,619
  -----------  -----------   -----------   -----------   -----------   -----------   -----------   -----------
      5,413          4,376        15,319        12,894         5,357         3,812        21,479        14,920
     65,106         11,411          (638)        1,767          (500)          434            --           (52)
     35,155         80,293       (16,613)        1,626        (4,565)          654            --           ---
  -----------  -----------   -----------   -----------   -----------   -----------   -----------   -----------
    105,674         96,080        (1,932)       16,287           292         4,900        21,479        14,868
  -----------  -----------   -----------   -----------   -----------   -----------   -----------   -----------
     (5,166)        (4,471)      (15,569)      (12,840)       (5,445)       (3,785)      (21,479)      (14,920)
         --             --            --            --            --            --            --            (2)
       (811)       (11,585)         (202)           --            --            --            --            --
  -----------  -----------   -----------   -----------   -----------   -----------   -----------   -----------
     (5,977)       (16,056)      (15,771)      (12,840)       (5,445)       (3,785)      (21,479)      (14,922)
  -----------  -----------   -----------   -----------   -----------   -----------   -----------   -----------
    119,018        115,271        33,939        39,047        29,433        29,432     1,057,803       327,728
      5,977         16,056        15,771        12,840         5,445         3,785        21,479        14,922
    (68,339)       (26,665)      (22,089)      (14,214)      (23,496)       (8,827)     (901,929)     (266,962)
  -----------  -----------   -----------   -----------   -----------   -----------   -----------   -----------
     56,656        104,662        27,621        37,673        11,382        24,390       177,353        75,688
  -----------  -----------   -----------   -----------   -----------   -----------   -----------   -----------
    156,353        184,686         9,918        41,120         6,229        25,505       177,353        75,634
  -----------  -----------   -----------   -----------   -----------   -----------   -----------   -----------
  $ 638,230    $   481,877   $   240,541   $   230,623   $    87,247   $    81,018   $   513,606   $   336,253
  ===========  ===========   ===========   ===========   ===========   ===========   ===========   ===========
  $     247    $        --   $        --   $       224   $        --   $        82   $        --   $        --
  ===========  ===========   ===========   ===========   ===========   ===========   ===========   ===========
     32,647         39,162        30,980        34,443        27,893        27,717     1,057,803       327,728
      1,592          4,832        14,656        11,381         5,286         3,562        21,479        14,922
    (18,416)       (10,552)      (20,503)      (12,431)      (22,773)       (8,436)     (901,929)     (266,962)
  -----------  -----------   -----------   -----------   -----------   -----------   -----------   -----------
     15,823         33,442        25,133        33,393        10,406        22,843       177,353        75,688
  ===========  ===========   ===========   ===========   ===========   ===========   ===========   ===========

                         ------------------------------------------------------

                           Allmerica Investment Trust

     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------


                       Income from Investment Operations                             Less Distributions
                 --------------------------------------------- -----------------------------------------------------------------
                                       Net Realized
                    Net                    and                            Distributions
                   Asset       Net      Unrealized             Dividends    from Net
                   Value   Investment  Gain (Loss)  Total from  from Net    Realized    Distributions
   Year Ended    Beginning   Income         on      Investment Investment    Capital         in          Return of     Total
  December 31,    of Year  (Loss)(/1/) Investments  Operations   Income       Gains        Excess         Capital  Distributions
  ------------   --------- ----------- ------------ ---------- ---------- ------------- -------------    --------- -------------
     Select
   Aggressive
  Growth Fund
      1999        $2.460     $(0.012)     $0.963      $0.951     $   --      $   --        $    --        $    --     $   --
      1998         2.225      (0.008)      0.243       0.235         --          --             --             --         --
      1997         2.037      (0.009)      0.387       0.378         --      (0.182)        (0.008)(/2/)       --     (0.190)
      1996         1.848      (0.009)      0.351       0.342         --      (0.153)            --             --     (0.153)
      1995         1.397      (0.001)      0.452       0.451         --          --             --             --         --
     Select
 International
  Equity Fund
      1999         1.542       0.012       0.477       0.489         --          --             --             --         --
      1998         1.341       0.014       0.207       0.221     (0.020)         --             --             --     (0.020)
      1997         1.356       0.015       0.049       0.064     (0.019)     (0.046)        (0.014)(/3/)       --     (0.079)
      1996         1.136       0.011       0.238       0.249     (0.012)     (0.003)        (0.014)(/3/)       --     (0.029)
      1995         0.963       0.013       0.176       0.189     (0.011)     (0.005)            --             --     (0.016)
  Growth Fund
      1999         2.825       0.020       0.779       0.799     (0.020)     (0.294)            --             --     (0.314)
      1998         2.416       0.028       0.436       0.464     (0.028)     (0.027)            --             --     (0.055)
      1997         2.333       0.039       0.540       0.579     (0.038)     (0.458)            --             --     (0.496)
      1996         2.176       0.047       0.386       0.433     (0.048)     (0.228)            --             --     (0.276)
      1995         1.814       0.049       0.539       0.588     (0.049)     (0.177)            --             --     (0.226)
  Equity Index
      Fund
      1999         3.408       0.036       0.656       0.692     (0.035)     (0.005)            --             --     (0.040)
      1998         2.753       0.035       0.741       0.776     (0.034)     (0.087)            --             --     (0.121)
      1997         2.165       0.034       0.664       0.698     (0.033)     (0.077)            --             --     (0.110)
      1996         1.827       0.035       0.370       0.405     (0.035)     (0.032)            --             --     (0.067)
      1995         1.468       0.035       0.474       0.509     (0.035)     (0.047)        (0.002)(/2/)   (0.066)    (0.150)
                    Net
                  Increase
                 (Decrease)
                     in
   Year Ended    Net Asset
  December 31,     Value
  ------------   ----------
     Select
   Aggressive
  Growth Fund
      1999         $0.951
      1998          0.235
      1997          0.188
      1996          0.189
      1995          0.451
     Select
 International
  Equity Fund
      1999          0.489
      1998          0.201
      1997         (0.015)
      1996          0.220
      1995          0.173
  Growth Fund
      1999          0.485
      1998          0.409
      1997          0.083
      1996          0.157
      1995          0.362
  Equity Index
      Fund
      1999          0.652
      1998          0.655
      1997          0.588
      1996          0.338
      1995          0.359

------------------
(A) Including reimbursements, waivers, and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrange-ments with brokers who reduced a portion of the Portfolio's expenses.
(C) Excluding reimbursements and reductions.
(1) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were $(0.009) in 1998 and $(0.010) in 1997 for Select Aggressive Growth Fund; $0.011 in 1999, $0.014 in 1998, $0.015 in 1997 and $0.011 in 1996 for Select International Equity Fund; and $0.019 in 1999, $0.027 in 1998, $0.038 in 1997 and $0.046 in 1996 for Growth Fund.
(2) Distributions in excess of net realized capital gains.
(3) Distributions in excess of net investment income.

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Investment Trust

                            Ratios/Supplemental Data
        -----------------------------------------------------
                          Ratios To Average Net Assets
               ----------------------------------------

Net Asset          Net Assets
  Value              End of         Net                                                 Portfolio
 End of    Total     Period     Investment    Operating Expenses     Management Fee     Turnover
 Period    Return    (000's)   Income (Loss)  (A)     (B)     (C)     Gross     Net       Rate
---------  ------  ----------- ------------- ------  ------  ------  --------  -------  ---------
 $3.411    38.66%  $ 1,015,699     (0.46)%     0.88%   0.91%   0.91%    0.85%     0.85%    101%
  2.460    10.56%      752,741     (0.36)%     0.92%   0.95%   0.95%    0.88%     0.88%     99%
  2.225    18.71%      604,123     (0.45)%     0.99%   1.04%   1.04%    0.95%     0.95%     95%
  2.037    18.55%      407,442     (0.53)%     1.08%   1.08%   1.08%    1.00%     1.00%    113%
  1.848    32.28%      254,872     (0.07)%     1.09%     --    1.09%    1.00%     1.00%    104%

  2.031    31.71%      679,341      0.69%      1.01%   1.02%   1.02%    0.89%     0.89%     18%
  1.542    16.48%      505,553      0.99%      1.01%   1.02%   1.02%    0.90%     0.90%     27%
  1.341     4.65%      397,915      1.17%      1.15%   1.17%   1.17%    0.97%     0.97%     20%
  1.356    21.94%      246,877      1.22%      1.20%   1.23%   1.23%    1.00%     1.00%     18%
  1.136    19.63%      104,312      1.68%      1.24%     --    1.24%    1.00%     1.00%     24%

  3.310    29.33%    1,076,297      0.65%      0.45%   0.48%   0.48%    0.43%     0.43%    116%
  2.825    19.32%      860,333      1.08%      0.46%   0.49%   0.49%    0.44%     0.44%    100%
  2.416    25.14%      728,679      1.48%      0.47%   0.49%   0.49%    0.43%     0.43%     79%
  2.333    20.19%      556,751      2.04%      0.48%   0.51%   0.51%    0.44%     0.44%     72%
  2.176    32.80%      444,871      2.34%      0.54%     --    0.54%    0.46%     0.46%     64%

  4.060    20.41%      638,230      0.98%      0.35%   0.35%   0.35%    0.28%     0.28%     21%
  3.408    28.33%      481,877      1.17%      0.36%   0.36%   0.36%    0.29%     0.29%      6%
  2.753    32.41%      297,191      1.38%      0.44%   0.44%   0.44%    0.31%     0.31%      9%
  2.165    22.30%      151,130      1.79%      0.46%   0.46%   0.46%    0.32%     0.32%     12%
  1.827    36.18%       90,889      1.96%      0.55%     --    0.55%    0.34%     0.34%      8%

                         ------------------------------------------------------

                           Allmerica Investment Trust

     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                             Income from Investment Operations                            Less Distributions
                  ------------------------------------------------------- ------------------------------------------------------
                                       Net Realized
                     Net                   and                            Distributions
                    Asset      Net      Unrealized             Dividends    from Net
                    Value   Investment Gain (Loss)  Total from  from Net    Realized    Distributions
   Year Ended     Beginning   Income        on      Investment Investment    Capital         in          Return of     Total
  December 31,     of Year    (Loss)   Investments  Operations   Income       Gains        Excess         Capital  Distributions
  ------------    --------- ---------- ------------ ---------- ---------- ------------- -------------    --------- -------------
Investment Grade
  Income Fund
      1999         $1.132     $0.068     $(0.079)    $(0.011)   $(0.069)    $ (0.001)         $--          $ --       $(0.070)
      1998          1.112      0.067       0.020       0.087     (0.067)          --           --            --        (0.067)
      1997          1.084      0.071       0.028       0.099     (0.071)          --           --            --        (0.071)
      1996          1.117      0.070      (0.033)      0.037     (0.070)          --           --            --        (0.070)
      1995          1.012      0.071       0.106       0.177     (0.071)          --       (0.001)(/1/)      --        (0.072)
   Government
   Bond Fund
      1999          1.068      0.058      (0.056)      0.002     (0.059)          --           --            --        (0.059)
      1998          1.047      0.058       0.021       0.079     (0.058)          --           --            --        (0.058)
      1997          1.036      0.061       0.011       0.072     (0.061)          --           --            --        (0.061)
      1996          1.062      0.062      (0.026)      0.036     (0.062)          --           --            --        (0.062)
      1995          0.997      0.062       0.066       0.128     (0.062)          --       (0.001)(/1/)      --        (0.063)
  Money Market
      Fund
      1999          1.000      0.051          --       0.051     (0.051)          --           --            --        (0.051)
      1998          1.000      0.054          --       0.054     (0.054)          --           --            --        (0.054)
      1997          1.000      0.053          --       0.053     (0.053)          --           --            --        (0.053)
      1996          1.000      0.052          --       0.052     (0.052)          --           --            --        (0.052)
      1995          1.000      0.057          --       0.057     (0.057)          --           --            --        (0.057)
                     Net
                   Increase
                  (Decrease)
                      in
   Year Ended     Net Asset
  December 31,      Value
  ------------    ----------
Investment Grade
  Income Fund
      1999         $(0.081)
      1998           0.020
      1997           0.028
      1996          (0.033)
      1995           0.105
   Government
   Bond Fund
      1999          (0.057)
      1998           0.021
      1997           0.011
      1996          (0.026)
      1995           0.065
  Money Market
      Fund
      1999              --
      1998              --
      1997              --
      1996              --
      1995              --

------------------------------------
(A)  Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)  Excluding reimbursements and reductions.
(1)  Distributions in excess of net investment income.

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Investment Trust

                           Ratios/Supplemental Data
           ---------------------------------------------------------------
                            Ratios To Average Net Assets
                    ------------------------------------------------
                    Net Assets
Net Asset             End of        Net        Operating       Management   Portfolio
Value End  Total       Year     Investment      Expenses          Fee       Turnover
 of Year   Return    (000's)   Income (Loss) (A)   (B)   (C)   Gross  Net     Rate
---------  ------   ---------- ------------- ----  ----  ----  -----  ----  ---------
 $1.051    (0.97)%   $240,541      6.22%     0.50% 0.50% 0.50% 0.43%  0.43%     75%
  1.132     7.97%     230,623      6.01%     0.52% 0.52% 0.52% 0.43%  0.43%    158%
  1.112     9.45%     189,503      6.48%     0.51% 0.51% 0.51% 0.41%  0.41%     48%
  1.084     3.56%     157,327      6.50%     0.52% 0.52% 0.52% 0.40%  0.40%    108%
  1.117    17.84%     141,625      6.66%     0.53%   --  0.53% 0.41%  0.41%    126%

  1.011     0.23%      87,247      5.64%     0.62% 0.62% 0.62% 0.50%  0.50%     37%
  1.068     7.67%      81,018      5.63%     0.64% 0.64% 0.64% 0.50%  0.50%     61%
  1.047     7.08%      55,513      5.92%     0.67% 0.67% 0.67% 0.50%  0.50%     56%
  1.036     3.51%      46,396      5.90%     0.66% 0.66% 0.66% 0.50%  0.50%    112%
  1.062    13.06%      45,778      5.91%     0.69%   --  0.69% 0.50%  0.50%    180%

  1.000     5.19%     513,606      5.09%     0.29% 0.29% 0.29% 0.24%  0.24%    N/A
  1.000     5.51%     336,253      5.36%     0.32% 0.32% 0.32% 0.26%  0.26%    N/A
  1.000     5.47%     260,620      5.33%     0.35% 0.35% 0.35% 0.27%  0.27%    N/A
  1.000     5.36%     217,256      5.22%     0.34% 0.34% 0.34% 0.28%  0.28%    N/A
  1.000     5.84%     155,211      5.68%     0.36%   --  0.36% 0.29%  0.29%    N/A

                         ------------------------------------------------------

                           Allmerica Investment Trust

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940 ("the 1940 Act"), as amended, as an open-end, diversified management investment company established as a Massachusetts business trust. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts offered by insurance compa-nies, (ii) certain qualified pension and retirement plans, as permitted by Treasury Regulations; and (iii) life insurance companies and advisers to the Portfolios and their affiliates. The Trust is comprised of fourteen managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select Aggressive Growth, Select International Equity, Growth, Equity Index, Investment Grade Income, Government Bond and Money Market Funds (individually a "Portfolio", collectively, the "Portfo-lios").

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Security Valuation: Securities which are traded on a recognized exchange (in-cluding securities traded through the National Market System) are valued at the last sale price on the securities exchange on which securities are primarily traded or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business each day. Short-term investments that mature in 60 days or less are valued at amortized cost. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which util-izes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent bro-kers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The invest-ments of the Money Market Fund are valued utilizing the amortized cost valua-tion method, permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereaf-ter assuming a constant amortization to maturity of any discount or premium.

Forward Foreign Currency Contracts: The Select International Equity Fund may enter into forward foreign currency contracts whereby the Portfolio agrees to exchange a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of cer-tain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Receivables and payables of forward foreign currency contracts are presented on a net basis in the Statements of Assets and Liabilities. Gains or losses on the purchase or sale of forward for-eign currency contracts having the same settlement date and broker are recog-nized on the date of offset, otherwise gains and losses are recognized on the settlement date.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

--------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------


Foreign Currency Translation: Investment valuations, other assets and liabili-ties denominated in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are translated into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded as of trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amorti-zation of premium and accretion of discount on securities, is accrued daily. Dividend income is recorded on the ex-dividend date, except that certain divi-dends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its tax year ending December 31, 1999. In addi-tion, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Port-folio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distrib-uted quarterly for the Growth, Equity Index, Investment Grade Income and Gov-ernment Bond Funds, and annually for the Select Aggressive Growth and Select International Equity Funds. All Portfolios declare and distribute all net real-ized capital gains, if any, at least annually. Distributions to shareholders are recorded on ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses, including "Post-October Losses" foreign currency gains and losses and losses deferred due to wash sales; and permanent differences due to differ-ing treatments for paydown gains/losses on mortgage-backed securities, market discount, and non-taxable dividends. Any taxable income or gain remaining at fiscal year end is distributed in the following year. Permanent book and tax basis differences relating to shareholder distributions will result in reclas-sifications to paid in capital. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purposes of calculating net invest-ment income per share in the Financial Highlights.

Futures Contracts: All Portfolios, except the Money Market Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in value of a specified financial index over a predetermined time period. Cash or securities are deposited with the brokers in order to establish and maintain a position. Subsequent payments made or received by the Portfolio based on the daily change in the market value of the position are recorded as unrealized gain or loss until the contract is closed out, at which time the gain or loss is realized.

Securities Lending: Each Portfolio, using Investors Bank & Trust Company ("IBT") as its lending agent, may loan securities to brokers and dealers in exchange for negotiated lenders' fees. These fees are disclosed as "securities lending income" in the Statements of Operations. Each applicable Portfolio receives collateral against the loaned securities

                         ------------------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------

which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. Collateral received is gener-ally cash, and is invested in short term investments. Lending portfolio securi-ties involves possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral. Infor-mation regarding the value of the securities loaned and the value of the col-lateral at period end is included under the caption "Other Information" at the end of each applicable Portfolio's schedule of investments. Prior to April, 1999 Bankers Trust Company was the Portfolios lending agent.

Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

Forward Commitments: The Investment Grade Income Fund, Government Bond Fund and Money Market Fund may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Portfolios do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolios generally will enter into forward commitments with the intention of acquiring securities for their portfolio, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

3.  INVESTMENT ADVISORY, ADMINISTRATION, AND OTHER RELATED PARTY TRANSACTIONS.

Allmerica Financial Investment Management Services, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), serves as investment advisor and administrator to the Trust. Under the terms of the management agreement, the Portfolios pay a man-agement fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

                                              Percentage of Average Daily Net Assets
                             First         Next         Next         Next         Next          Over
Portfolio                 $100,000,000 $150,000,000 $250,000,000 $250,000,000 $250,000,000 $1,000,000,000
---------------------------------------------------------------------------------------------------------
Select International
 Equity                      1.00%        0.90%        0.85%        0.85%        0.85%         0.85%
Growth                       0.60%        0.60%        0.40%        0.35%        0.35%         0.35%
Prior to September 1,
1999
---------------------------------------------------------------------------------------------------------
Select Aggressive Growth     1.00%        0.90%        0.85%        0.85%        0.85%         0.85%
After September 1, 1999
---------------------------------------------------------------------------------------------------------
Select Aggressive Growth     1.00%        0.90%        0.80%        0.70%        0.70%         0.65%

--------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------


                            First        Next         Over
Portfolio                $50,000,000 $200,000,000 $250,000,000
--------------------------------------------------------------
Equity Index                0.35%       0.30%        0.25%
Government Bond             0.50%       0.50%        0.50%
Money Market                0.35%       0.25%        0.20%
                            First        Next         Over
Portfolio                $50,000,000 $50,000,000  $100,000,000
--------------------------------------------------------------
Investment Grade Income     0.50%       0.45%        0.40%

The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:

   Select Aggressive Growth     Nicholas-Applegate Capital Management, L.P.
   Select International Equity  Bank of Ireland Asset Management (U.S.) Limited
   Growth                       Miller Anderson & Sherrerd, LLP
   Equity Index                 Allmerica Asset Management, Inc.
   Investment Grade Income      Allmerica Asset Management, Inc. (wholly-owned subsidiary of First Allmerica)
   Government Bond              Allmerica Asset Management, Inc.
   Money Market                 Allmerica Asset Management, Inc.

Miller Anderson & Sherrerd, LLP also manages certain assets for First Allmerica and its affiliates.

Effective April 1, 1999, IBT provides portfolio accounting and custody services to the Trust and receives fees and reimbursement of certain out-of-pocket expenses for its services from the Trust. The Manager has entered into an Administrative Services Agreement with IBT, whereby IBT performs certain admin-istrative services for the Portfolios and is entitled to receive an administra-tive fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administrative fee to IBT. Prior to April 1, 1999, First Data Investor Services Group, Inc. performed fund administration and fund accounting services for the Trust, and custodian services were performed by Bankers Trust Company. The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

                         ------------------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------


4. REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio excluding taxes, interest, broker commissions, and extraordinary expenses, but including the advisory fee, exceed certain voluntary expense limitations as a percentage of average net assets (Select Aggressive Growth Fund--1.35%, Select International Equity Fund--1.50%, Growth Fund--1.20%, Equity Index Fund--0.60%, Investment Grade Income Fund--1.00%, Government Bond Fund--1.00%, and Money Market Fund-- 0.60%), the Manager will voluntarily reimburse fees and any expenses in excess of the expense limitations. Expense limitations may be removed or revised at any time after a Portfolio's first fiscal year of operations without prior notice to existing shareholders.

5. REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the bro-kers will rebate a portion of brokerage commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statement of Operations.

6. SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value.

7. FOREIGN SECURITIES AND EMERGING MARKETS

All Portfolios except the Government Bond Fund may purchase securities of for-eign issuers. The Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the developed markets. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economical developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, subject to delayed settlements, and their prices more volatile than those of comparable securities in the United States.

8. FINANCIAL INSTRUMENTS

Investing in certain financial instruments including futures and options trans-actions, and forward foreign currency contracts involves risk other than that reflected in the Statement of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under terms of the contracts, and changes in the value of foreign currency relative to the U.S.

--------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------

dollar. The Select International Equity Fund may enter into these forward con-tracts primarily to protect the Portfolio from adverse currency movement.

9. PLAN OF SUBSTITUTION

An application has been filed with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of the Investment Grade Income Fund ("IGIF") for all of the shares of the Select Income Fund ("SIF"). To the extent required by law, approvals of such substitution will also be obtained from the state insurance regulators in certain jurisdictions. The effect of the substitution will be to replace SIF shares with IGIF shares. After the proposed substitution, the name of IGIF will be changed to the Select Investment Grade Income Fund. The substitution is planned to be effective on or about July 1, 2000.

                         ------------------------------------------------------

                           Allmerica Investment Trust

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Allmerica Investment Trust

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments (except for Moody's and S&P Ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Select Aggressive Growth Fund, Select International Equity Fund, Growth Fund, Equity Index Fund, Investment Grade Income Fund, Government Bond Fund and Money Market Fund (seven of the funds constituting the Allmerica Investment Trust, hereafter referred to as the "Trust") at December 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards gen-erally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial state-ments, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2000

--------------------------------------------

                           Allmerica Investment Trust

                             REGULATORY DISCLOSURES
--------------------------------------------------------------------------------

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an invest-or's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is not insured or guaranteed by the Fed-eral Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not autho-rized for distribution to prospective investors in the flexible premium vari-able life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insur-ance Products Fund II, Delaware Group Premium Fund International Equity Series, and T. Rowe Price International Stock Portfolio, which include important infor-mation related to charges and expenses.

                                 CLIENT NOTICES
--------------------------------------------------------------------------------

This report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the Allmerica IRA contracts. Seperate account financial statements are not provided.

                         ------------------------------------------------------

                                 Allmerica IRA

Allmerica Financial is a diversified group of insurance and financial services companies. Established in 1844, First Allmerica Financial is the fifth oldest, and one of the most respected, life insurance companies in the nation. Our financial expertise, combined with a range of insurance and investment products, allows us to help you create sound financial solutions to meet your individual needs.

To be preceded or accompanied by the current prospectus. Read it carefully before investing.

            The Allmerica IRA contract is issued by First Allmerica
Financial Life Insurance Company and distributed by Allmerica Investments, Inc.

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 Services, Inc. Citizens Corporation . Citizens Insurance Company of America
  Citizens Management Inc. 440 Lincoln Street, Worcester, Massachusetts 01653